UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

________

FORM N-CSR

________

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act File Number 811-22920

The Advisors' Inner Circle Fund III

(Exact name of registrant as specified in charter)

________

SEI Investments

One Freedom Valley Drive

Oaks, PA 19456

(Address of principal executive offices) (Zip code)

SEI Investments

One Freedom Valley Drive

Oaks, PA 19456

(Name and address of agent for service)

Registrant's telephone number, including area code: (877) 446-3863

Date of fiscal year end: September 30, 2025

Date of reporting period: September 30, 2025

Item 1. Reports to Stockholders.

(a)	A copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940, as amended (the "Act") (17 CFR § 270.30e-1), is attached hereto.

The Advisors' Inner Circle Fund III

Redwheel Global Emerging Equity Fund

Institutional Class Shares - RWCEX

Annual Shareholder Report: September 30, 2025

This annual shareholder report contains important information about Institutional Class Shares of the Redwheel Global Emerging Equity Fund (the "Fund") for the period from October 1, 2024 to September 30, 2025. You can find additional information about the Fund at https://www.redwheel.com/us/en/accredited/funds-and-documents/. You can also request this information by contacting us at 1-855-RWC-FUND.

What were the Fund costs for the last year?

(based on a hypothetical $10,000 investment)

Fund Name	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Redwheel Global Emerging Equity Fund, Institutional Class Shares	$137	1.24%

How did the Fund perform in the last year?

Global equity markets performed well over the past year. Continued enthusiasm for Asian AI, easing trade tensions, rising precious and base metal prices, a weaker dollar, and the Federal Reserve’s first rate cut since the beginning of the Trump administration were significant factors that drove performance. The Fund gained +20.45%, while the MSCI Emerging Markets Index rose +17.32%.

China surged +30.8%, supported by record domestic savings shifting into equities and renewed foreign inflows into technology stocks amid growing confidence in the country’s global AI ambitions. South Korea rallied +26.9% following the recent presidential election. Lee Jae-myung won the election after campaigning on pro-business, reform-oriented, and growth-friendly policies. Taiwan gained +30.2% on the strength of its Information Technology sector as investors increased exposure to AI capital expenditure beneficiaries. India declined -13.2% as economic growth expectations weakened throughout the year. Brazil advanced +12.8% amid emerging disinflation signals, lifting hopes for an earlier-than-expected rate-cut cycle. Rising poll support for pro-business candidate Tarcisio de Freitas further boosted sentiment in Brazil.

The Manager’s positioning in the Information Technology sector was a drag on performance. TSMC gained +43.1% on strong AI semiconductor sales; however, the Manager’s active average underweight of -6.2% resulted in underperformance. In addition, Tongwei lost -30.6% as pricing for solar-related products remained below expectations. Smartphone chipmaker MediaTek added +19.7%, but this lagged the broader sector, which contributed further to underperformance. Consequently, the Strategy underperformed in Taiwan, where the Information Technology sector represents over 80% of the local index. The Manager’s overweight to Turkey also weighed on returns. In late March, the controversial arrest of Istanbul Mayor Ekrem Imamoglu, a major political rival of President Erdogan, triggered a sell-off in Turkish equities. Sabanci, Akbank, and BIM Birelesik Magazalar fell -24.1%, -17.7%, and -17.9%.

The Manager’s overweight and security selection in the Materials sector were significant drivers of performance. Gold miners AngloGold Ashanti, Gold Fields, and Zijin Mining Group added +173.6%, +178.5%, and +87.3%, respectively, as gold surged above $3,800 per troy ounce. PGM producers Valterra Platinum and Impala Platinum gained +99.4% and +125.4%, respectively, as platinum prices rose over the period. The resulting outperformance in South Africa, Zambia, and Tanzania reflected strong gains among these Materials sector mining companies. The Manager was underweight Indian equities as economic growth expectations declined over the year; security selection in India generated a total return of -9.1%, compared with the index’s return of -13.2%. Both factors contributed to outperformance versus the Index. Chinese internet platforms Kuaishou Technology and Alibaba advanced +55.0% and +68.0%, respectively, as global investors took note of the progress that Chinese companies are achieving in their AI-related business segments. For example, Kuaishou Technology reached a $100mn annualized revenue run-rate for their Kling AI text-to-video application within 10 months of launching the platform. (King Al Achieves Annualized Revenue Run Rate Surpassing $100 Million in the 10th Month Since Launch - National Business Daily)

How did the Fund perform since inception?

Total Return Based on $10,000,000 Investment

	Redwheel Global Emerging Equity Fund, Institutional Class Shares	MSCI Emerging Markets Index (USD) (NR)Footnote Reference*
Dec/16	$10,000,000	$10,000,000
Sep/17	$13,130,000	$12,778,088
Sep/18	$11,846,873	$12,674,348
Sep/19	$11,437,034	$12,418,777
Sep/20	$12,728,810	$13,727,567
Sep/21	$16,486,485	$16,226,562
Sep/22	$11,314,219	$11,664,599
Sep/23	$12,498,240	$13,029,273
Sep/24	$14,425,956	$16,423,682
Sep/25	$17,376,622	$19,268,699
Footnote	Description
Footnote*	Net Return (NR) - Reflects no deductions for fees, expenses or taxes (except foreign withholding taxes).

Average Annual Total Returns as of September 30, 2025

Fund/Index Name	1 Year	5 Years	Annualized Since Inception
Redwheel Global Emerging Equity Fund, Institutional Class Shares	20.45%	6.42%	6.51%
MSCI Emerging Markets Index (USD) (NR)Footnote Reference*	17.32%	7.02%	7.78%

Since its inception on December 30, 2016. The line graph represents historical performance of a hypothetical investment of $10,000,000 in the Fund since inception. Returns shown are total returns, which assume the reinvestment of dividends and capital gains. The table and graph presented above do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares. Past performance is not indicative of future performance.Call 1-855-RWC-FUND for current month-end performance.

Key Fund Statistics as of September 30, 2025

Total Net Assets	Number of Holdings	Total Advisory Fees Paid	Portfolio Turnover Rate
$239,675,492	69	$2,061,294	101%

What did the Fund invest in?

Country/Asset WeightingsFootnote Reference*

China 35.9%
South Korea 11.8%
India 9.3%
Brazil 9.0%
South Africa 8.5%
Taiwan 6.5%
Zambia 2.5%
Mexico 2.4%
Vietnam 2.2%
Greece 2.1%
Congo, the Democratic Republic of 2.0%
Saudi Arabia 1.7%
Other Countries 7.8%

Value	Value
Other Countries	7.8%
Saudi Arabia	1.7%
Congo, the Democratic Republic of	2.0%
Greece	2.1%
Vietnam	2.2%
Mexico	2.4%
Zambia	2.5%
Taiwan	6.5%
South Africa	8.5%
Brazil	9.0%
India	9.3%
South Korea	11.8%
China	35.9%
Footnote	Description
Footnote*	Percentages are calculated based on total net assets.

Top Ten Holdings

Holding Name	Percentage of Total Net Assets
Samsung Electronics	6.8%
Kuaishou Technology, Cl B	4.6%
Tencent Holdings	4.4%
Alibaba Group Holding	3.9%
Taiwan Semiconductor Manufacturing	3.5%
MediaTek	3.0%
Ningbo Tuopu Group, Cl A	2.9%
Horizon Robotics	2.7%
KB Financial Group	2.6%
First Quantum Minerals	2.5%

Material Fund Changes

There were no material changes during the reporting period.

Changes in and Disagreements with Accountants

There were no changes in or disagreements with accountants during the reporting period.

Additional Information

For additional information about the Fund, including its prospectus, financial information, holdings, and proxy voting information, call or visit:

  1-855-RWC-FUND

  https://www.redwheel.com/us/en/accredited/funds-and-documents/

Householding

Rule 30e-1 of the Investment Company Act of 1940 permits funds to transmit only one copy of a proxy statement, annual report or semi-annual report to shareholders (who need not be related) with the same residential, commercial or electronic address, provided that the shareholders have consented in writing and the reports are addressed either to each shareholder individually or to the shareholders as a group. This process is known as “householding” and is designed to reduce the duplicate copies of materials that shareholders receive and to lower printing and mailing costs for funds. Once implemented, if you would like to discontinue householding for your accounts, please call toll-free at 1-855-RWC-FUND to request individual copies of these documents. Once the Fund receives notice to stop householding, we will begin sending individual copies 30 days after receiving your request.

The Advisors' Inner Circle Fund III

Redwheel Global Emerging Equity Fund / Institutional Class Shares - RWCEX

Annual Shareholder Report: September 30, 2025

RWCEX-AR-2025

The Advisors' Inner Circle Fund III

Redwheel Global Emerging Equity Fund

Class I Shares - RWCIX

Annual Shareholder Report: September 30, 2025

This annual shareholder report contains important information about Class I Shares of the Redwheel Global Emerging Equity Fund (the "Fund") for the period from October 1, 2024 to September 30, 2025. You can find additional information about the Fund at https://www.redwheel.com/us/en/accredited/funds-and-documents/. You can also request this information by contacting us at 1-855-RWC-FUND.

What were the Fund costs for the last year?

(based on a hypothetical $10,000 investment)

Fund Name	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Redwheel Global Emerging Equity Fund, Class I Shares	$153	1.39%

How did the Fund perform in the last year?

Global equity markets performed well over the past year. Continued enthusiasm for Asian AI, easing trade tensions, rising precious and base metal prices, a weaker dollar, and the Federal Reserve’s first rate cut since the beginning of the Trump administration were significant factors that drove performance. The Fund gained +20.24%, while the MSCI Emerging Markets Index rose +17.32%.

China surged +30.8%, supported by record domestic savings shifting into equities and renewed foreign inflows into technology stocks amid growing confidence in the country’s global AI ambitions. South Korea rallied +26.9% following the recent presidential election. Lee Jae-myung won the election after campaigning on pro-business, reform-oriented, and growth-friendly policies. Taiwan gained +30.2% on the strength of its Information Technology sector as investors increased exposure to AI capital expenditure beneficiaries. India declined -13.2% as economic growth expectations weakened throughout the year. Brazil advanced +12.8% amid emerging disinflation signals, lifting hopes for an earlier-than-expected rate-cut cycle. Rising poll support for pro-business candidate Tarcisio de Freitas further boosted sentiment in Brazil.

The Manager’s positioning in the Information Technology sector was a drag on performance. TSMC gained +43.1% on strong AI semiconductor sales; however, the Manager’s active average underweight of -6.2% resulted in underperformance. In addition, Tongwei lost -30.6% as pricing for solar-related products remained below expectations. Smartphone chipmaker MediaTek added +19.7%, but this lagged the broader sector, which contributed further to underperformance. Consequently, the Strategy underperformed in Taiwan, where the Information Technology sector represents over 80% of the local index. The Manager’s overweight to Turkey also weighed on returns. In late March, the controversial arrest of Istanbul Mayor Ekrem Imamoglu, a major political rival of President Erdogan, triggered a sell-off in Turkish equities. Sabanci, Akbank, and BIM Birelesik Magazalar fell -24.1%, -17.7%, and -17.9%.

The Manager’s overweight and security selection in the Materials sector were significant drivers of performance. Gold miners AngloGold Ashanti, Gold Fields, and Zijin Mining Group added +173.6%, +178.5%, and +87.3%, respectively, as gold surged above $3,800 per troy ounce. PGM producers Valterra Platinum and Impala Platinum gained +99.4% and +125.4%, respectively, as platinum prices rose over the period. The resulting outperformance in South Africa, Zambia, and Tanzania reflected strong gains among these Materials sector mining companies. The Manager was underweight Indian equities as economic growth expectations declined over the year; security selection in India generated a total return of -9.1%, compared with the index’s return of -13.2%. Both factors contributed to outperformance versus the Index. Chinese internet platforms Kuaishou Technology and Alibaba advanced +55.0% and +68.0%, respectively, as global investors took note of the progress that Chinese companies are achieving in their AI-related business segments. For example, Kuaishou Technology reached a $100mn annualized revenue run-rate for their Kling AI text-to-video application within 10 months of launching the platform. (King Al Achieves Annualized Revenue Run Rate Surpassing $100 Million in the 10th Month Since Launch - National Business Daily)

How did the Fund perform since inception?

Total Return Based on $250,000 Investment

	Redwheel Global Emerging Equity Fund, Class I Shares	MSCI Emerging Markets Index (USD) (NR)Footnote Reference*
Sep/17	$250,000	$250,000
Sep/17	$251,919	$248,087
Sep/18	$226,828	$246,072
Sep/19	$218,797	$241,110
Sep/20	$243,382	$266,521
Sep/21	$314,951	$315,039
Sep/22	$215,947	$226,468
Sep/23	$238,312	$252,963
Sep/24	$274,649	$318,866
Sep/25	$330,232	$374,102
Footnote	Description
Footnote*	Net Return (NR) - Reflects no deductions for fees, expenses or taxes (except foreign withholding taxes).

Average Annual Total Returns as of September 30, 2025

Fund/Index Name	1 Year	5 Years	Annualized Since Inception
Redwheel Global Emerging Equity Fund, Class I Shares	20.24%	6.29%	3.51%
MSCI Emerging Markets Index (USD) (NR)Footnote Reference*	17.32%	7.02%	5.12%

Since its inception on September 8, 2017. The line graph represents historical performance of a hypothetical investment of $250,000 in the Fund since inception. Returns shown are total returns, which assume the reinvestment of dividends and capital gains. The table and graph presented above do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares. Past performance is not indicative of future performance.Call 1-855-RWC-FUND for current month-end performance.

Key Fund Statistics as of September 30, 2025

Total Net Assets	Number of Holdings	Total Advisory Fees Paid	Portfolio Turnover Rate
$239,675,492	69	$2,061,294	101%

What did the Fund invest in?

Country/Asset WeightingsFootnote Reference*

Value	Value
Other Countries	7.8%
Saudi Arabia	1.7%
Congo, the Democratic Republic of	2.0%
Greece	2.1%
Vietnam	2.2%
Mexico	2.4%
Zambia	2.5%
Taiwan	6.5%
South Africa	8.5%
Brazil	9.0%
India	9.3%
South Korea	11.8%
China	35.9%
Footnote	Description
Footnote*	Percentages are calculated based on total net assets.

Top Ten Holdings

Holding Name	Percentage of Total Net Assets
Samsung Electronics	6.8%
Kuaishou Technology, Cl B	4.6%
Tencent Holdings	4.4%
Alibaba Group Holding	3.9%
Taiwan Semiconductor Manufacturing	3.5%
MediaTek	3.0%
Ningbo Tuopu Group, Cl A	2.9%
Horizon Robotics	2.7%
KB Financial Group	2.6%
First Quantum Minerals	2.5%

Material Fund Changes

There were no material changes during the reporting period.

Changes in and Disagreements with Accountants

There were no changes in or disagreements with accountants during the reporting period.

Additional Information

For additional information about the Fund, including its prospectus, financial information, holdings, and proxy voting information, call or visit:

  1-855-RWC-FUND

  https://www.redwheel.com/us/en/accredited/funds-and-documents/

Householding

Rule 30e-1 of the Investment Company Act of 1940 permits funds to transmit only one copy of a proxy statement, annual report or semi-annual report to shareholders (who need not be related) with the same residential, commercial or electronic address, provided that the shareholders have consented in writing and the reports are addressed either to each shareholder individually or to the shareholders as a group. This process is known as “householding” and is designed to reduce the duplicate copies of materials that shareholders receive and to lower printing and mailing costs for funds. Once implemented, if you would like to discontinue householding for your accounts, please call toll-free at 1-855-RWC-FUND to request individual copies of these documents. Once the Fund receives notice to stop householding, we will begin sending individual copies 30 days after receiving your request.

The Advisors' Inner Circle Fund III

Redwheel Global Emerging Equity Fund / Class I Shares - RWCIX

Annual Shareholder Report: September 30, 2025

RWCIX-AR-2025

The Advisors' Inner Circle Fund III

Redwheel Next Generation Power Infrastructure Fund

Institutional Class Shares - ECOIX

Annual Shareholder Report: September 30, 2025

This annual shareholder report contains important information about Institutional Class Shares of the Redwheel Next Generation Power Infrastructure Fund (the "Fund") for the period from December 1, 2024 to September 30, 2025. You can find additional information about the Fund at https://www.redwheel.com/us/en/accredited/funds-and-documents/. You can also request this information by contacting us at 1-855-RWC-FUND. This annual shareholder report describes changes to the Fund that occurred during the reporting period.

What were the Fund costs for the last period?

(based on a hypothetical $10,000 investment)

Fund Name	Costs of a $10,000 investmentFootnote Reference*	Costs paid as a percentage of a $10,000 investment
Redwheel Next Generation Power Infrastructure Fund, Institutional Class Shares	$90	1.00%
Footnote	Description
Footnote*	Costs shown not annualized. If the Fund share class had been open for the full fiscal year, costs shown would have been higher for the period ended.

How did the Fund perform in the last period?

Over the 12 months to end September 2025, the Fund’s NAV increased by 6.17% while the S&P Global Infrastructure Index rose by 15.80%. In the index, the top 2 contributors were Airport Services (+4.95%) and Oil & Gas Storage and Transportation (+4.85%), two sub-sectors that are not part of the investment universe for the Fund.

The quarterly performance of the Fund’s NAV was as follows:

■ fourth quarter 2024: -14.74% ■ first quarter 2025: +3.40% ■ second quarter 2025 +16.32% ■ third quarter 2025 +3.54%

After a very strong Q3 of 2025, the election of Mr. Trump raised concerns about tax incentives, import duties, inflation and interest rates, all conspiring to drive the sector down. Frustratingly, European stocks didn’t decouple from their US counterparts.

In December, ReNew’s main shareholders made a take-private offer at $7.07 per share. We believe the offer price undervalues the company and we have engaged with the special committee of independent directors.

Uncertainties surrounding the future of the IRA in the US remained an overhang for portions of the sector in Q1 of 2025, but the Fund’s geographic diversification in Canada, Europe and Latin America, as well as business model diversification beyond renewables helped deliver a better outcome. The quarter benefited from the positive impact of the portfolio position in Innergex as the company received a take-private offer at a 58% premium.

Q2 of 2025 started with immediate volatility, the result of a surprise shock of proposed US tariffs against virtually all US trade partners. The Fund outperformed the Index during this period, illustrating strong defensive characteristics, and the managers used the volatility to increase exposure to key positions.

The second major event of the quarter was the US budget reconciliation, which has been seeking to modify aspects of the US Inflation Reduction Act passed under President Biden. There was considerable concern by investors over the timing of investment tax credit wind-down for renewables and possible changes to rules around tax credit monetization.

A major milestone in Q3 of 2025 relates to the resolution of uncertainty associated with the Republican OBBB tax reconciliation legislation. In brief, the bill sharply limits wind and solar tax credits to projects that are already underway and effectively ends credits for many new renewable projects starting in 2028. It also fortifies underlying valuation for the renewable-exposed parts of the portfolio facing the US market, and should lead to a tightening of supply additions as we get near the end of the decade—which are likely to drive upward pressure on power price. We do believe now that acceleration of activity will begin in more earnest.

The story for power infrastructure is very much a continuation of the trend we have seen over the past several quarters, regarding incremental demand for electricity needs towards 2027-2030 and beyond, particularly in the US and relating primarily to data centers. There are serious concerns regarding the timing for bringing on new power resources relative to cloud/hyperscaler demand, where renewable power projects may have a significant advantage vs traditional fossil fuel or nuclear alternatives.

In terms of decarbonisation impact, at the end of September 2025, CO2 emissions are 60% lower per USD 1 mn invested in the Fund compared to USD 1 mn invested in the MSCI World Utilities Index.

How did the Fund perform since inception?

Total Return Based on $1,000,000 Investment

	Redwheel Next Generation Power Infrastructure Fund, Institutional Class Shares	MSCI ACWI Index (USD) (NR)Footnote Reference*Footnote Reference†	S&P Global Infrastructure Index (USD) (NR)Footnote Reference†	S&P Global Infrastructure Index (USD) (TR)Footnote Reference‡
Aug/20	$1,000,000	$1,000,000	$1,000,000	$1,000,000
Nov/20	$1,144,260	$1,102,564	$1,077,666	$1,080,249
Nov/21	$1,305,697	$1,315,029	$1,155,905	$1,167,261
Nov/22	$1,226,739	$1,162,214	$1,247,986	$1,270,361
Nov/23	$987,926	$1,301,827	$1,238,520	$1,272,727
Nov/24	$1,104,256	$1,641,832	$1,541,265	$1,598,663
Sep/25	$1,293,591	$1,898,526	$1,749,711	$1,828,627
Footnote	Description
Footnote*	ACWI – All Country World Index
Footnote†	Net Return (NR) - Reflects no deductions for fees, expenses or taxes (except foreign withholding taxes).
Footnote‡	Total Return (TR) - Reflects no deductions for fees, expenses or taxes.

Average Annual Total Returns as of September 30, 2025Footnote Reference*

Fund/Index Name	10 Months	1 Year	5 Years	Annualized Since Inception
Redwheel Next Generation Power Infrastructure Fund, Institutional Class Shares	17.15%	6.17%	5.33%	5.12%
MSCI ACWI Index (USD) (NR)Footnote Reference†Footnote Reference‡	15.63%	17.27%	13.54%	13.25%
S&P Global Infrastructure Index (USD) (NR)Footnote Reference‡	13.52%	15.80%	12.62%	11.47%
S&P Global Infrastructure Index (USD) (TR)Footnote Reference§	14.38%	16.78%	13.59%	12.43%

Since its inception on August 7, 2020. The line graph represents historical performance of a hypothetical investment of $1,000,000 in the Fund since inception. Returns shown are total returns, which assume the reinvestment of dividends and capital gains. The table and graph presented above do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares. Past performance is not indicative of future performance.Call 1-855-RWC-FUND for current month-end performance.

Key Fund Statistics as of September 30, 2025

Total Net Assets	Number of Holdings	Total Advisory Fees Paid	Portfolio Turnover Rate
$216,994,552	29	$1,149,177	46%

What did the Fund invest in?

Country/Asset WeightingsFootnote Reference*

United States 37.7%
Italy 10.4%
United Kingdom 10.2%
Spain 8.4%
India 6.4%
Canada 6.4%
China 5.2%
Switzerland 4.9%
Japan 3.0%
Belgium 2.0%
Portugal 1.0%
Germany 1.0%

Value	Value
Germany	1.0%
Portugal	1.0%
Belgium	2.0%
Japan	3.0%
Switzerland	4.9%
China	5.2%
Canada	6.4%
India	6.4%
Spain	8.4%
United Kingdom	10.2%
Italy	10.4%
United States	37.7%
Footnote	Description
Footnote*	Percentages are calculated based on total net assets.

Top Ten Holdings

Holding Name	Percentage of Total Net Assets
ReNew Energy Global PLC, Cl A	6.4%
Clearway Energy Inc, Cl C	5.4%
Dominion Energy Inc	5.4%
EDP Renovaveis SA	5.3%
Constellation Energy Corp	5.0%
BKW AG	4.9%
ERG SPA	4.9%
NextEra Energy Inc	4.7%
Enel SPA	4.5%
Avista Corp	4.1%

Material Fund Changes

Effective March 26, 2025, the Fund changed its fiscal year end to September 30. Effective September 11, 2025, the "Ecofin Global Renewables Infrastructure Fund" changed its name to "Redwheel Next Generation Power Infrastructure Fund."

Changes in and Disagreements with Accountants

There were no changes in or disagreements with accountants during the reporting period.

Additional Information

For additional information about the Fund, including its prospectus, financial information, holdings, and proxy voting information, call or visit:

  1-855-RWC-FUND

  https://www.redwheel.com/us/en/accredited/funds-and-documents/

Householding

Rule 30e-1 of the Investment Company Act of 1940 permits funds to transmit only one copy of a proxy statement, annual report or semi-annual report to shareholders (who need not be related) with the same residential, commercial or electronic address, provided that the shareholders have consented in writing and the reports are addressed either to each shareholder individually or to the shareholders as a group. This process is known as “householding” and is designed to reduce the duplicate copies of materials that shareholders receive and to lower printing and mailing costs for funds. Once implemented, if you would like to discontinue householding for your accounts, please call toll-free at 1-855-RWC-FUND to request individual copies of these documents. Once the Fund receives notice to stop householding, we will begin sending individual copies 30 days after receiving your request.

The Advisors' Inner Circle Fund III

Redwheel Next Generation Power Infrastructure Fund / Institutional Class Shares - ECOIX

Annual Shareholder Report: September 30, 2025

ECOIX-AR-2025

The Advisors' Inner Circle Fund III

Redwheel Next Generation Power Infrastructure Fund

Class A Shares - ECOAX

Annual Shareholder Report: September 30, 2025

This annual shareholder report contains important information about Class A Shares of the Redwheel Next Generation Power Infrastructure Fund (the "Fund") for the period from December 1, 2024 to September 30, 2025. You can find additional information about the Fund at https://www.redwheel.com/us/en/accredited/funds-and-documents/. You can also request this information by contacting us at 1-855-RWC-FUND. This annual shareholder report describes changes to the Fund that occurred during the reporting period.

What were the Fund costs for the last period?

(based on a hypothetical $10,000 investment)

Fund Name	Costs of a $10,000 investmentFootnote Reference*	Costs paid as a percentage of a $10,000 investment
Redwheel Next Generation Power Infrastructure Fund, Class A Shares	$113	1.25%
Footnote	Description
Footnote*	Costs shown not annualized. If the Fund share class had been open for the full fiscal year, costs shown would have been higher for the period ended.

How did the Fund perform in the last period?

Over the 12 months to end September 2025, the Fund’s NAV increased by 6.17% while the S&P Global Infrastructure Index rose by 15.80%. In the index, the top 2 contributors were Airport Services (+4.95%) and Oil & Gas Storage and Transportation (+4.85%), two sub-sectors that are not part of the investment universe for the Fund.

The quarterly performance of the Fund’s NAV was as follows:

■ fourth quarter 2024: -14.74% ■ first quarter 2025: +3.40% ■ second quarter 2025 +16.32% ■ third quarter 2025 +3.54%

After a very strong Q3 of 2025, the election of Mr. Trump raised concerns about tax incentives, import duties, inflation and interest rates, all conspiring to drive the sector down. Frustratingly, European stocks didn’t decouple from their US counterparts.

In December, ReNew’s main shareholders made a take-private offer at $7.07 per share. We believe the offer price undervalues the company and we have engaged with the special committee of independent directors.

Uncertainties surrounding the future of the IRA in the US remained an overhang for portions of the sector in Q1 of 2025, but the Fund’s geographic diversification in Canada, Europe and Latin America, as well as business model diversification beyond renewables helped deliver a better outcome. The quarter benefited from the positive impact of the portfolio position in Innergex as the company received a take-private offer at a 58% premium.

Q2 of 2025 started with immediate volatility, the result of a surprise shock of proposed US tariffs against virtually all US trade partners. The Fund outperformed the Index during this period, illustrating strong defensive characteristics, and the managers used the volatility to increase exposure to key positions.

The second major event of the quarter was the US budget reconciliation, which has been seeking to modify aspects of the US Inflation Reduction Act passed under President Biden. There was considerable concern by investors over the timing of investment tax credit wind-down for renewables and possible changes to rules around tax credit monetization.

A major milestone in Q3 of 2025 relates to the resolution of uncertainty associated with the Republican OBBB tax reconciliation legislation. In brief, the bill sharply limits wind and solar tax credits to projects that are already underway and effectively ends credits for many new renewable projects starting in 2028. It also fortifies underlying valuation for the renewable-exposed parts of the portfolio facing the US market, and should lead to a tightening of supply additions as we get near the end of the decade—which are likely to drive upward pressure on power price. We do believe now that acceleration of activity will begin in more earnest.

The story for power infrastructure is very much a continuation of the trend we have seen over the past several quarters, regarding incremental demand for electricity needs towards 2027-2030 and beyond, particularly in the US and relating primarily to data centers. There are serious concerns regarding the timing for bringing on new power resources relative to cloud/hyperscaler demand, where renewable power projects may have a significant advantage vs traditional fossil fuel or nuclear alternatives.

In terms of decarbonisation impact, at the end of September 2025, CO2 emissions are 60% lower per USD 1 mn invested in the Fund compared to USD 1 mn invested in the MSCI World Utilities Index.

How did the Fund perform since inception?

Total Return Based on $1,000,000 Investment

	Redwheel Next Generation Power Infrastructure Fund, Class A Shares	MSCI ACWI Index (USD) (NR)Footnote Reference*Footnote Reference†	S&P Global Infrastructure Index (USD) (NR)Footnote Reference†	S&P Global Infrastructure Index (USD) (TR)Footnote Reference‡
Sep/20	$1,000,000	$1,000,000	$1,000,000	$1,000,000
Nov/20	$1,178,207	$1,116,288	$1,126,338	$1,127,626
Nov/21	$1,340,261	$1,331,398	$1,208,110	$1,218,455
Nov/22	$1,256,091	$1,176,680	$1,304,350	$1,326,076
Nov/23	$1,009,110	$1,318,031	$1,294,456	$1,328,546
Nov/24	$1,125,484	$1,662,268	$1,610,874	$1,668,777
Sep/25	$1,316,335	$1,922,158	$1,828,734	$1,908,826
Footnote	Description
Footnote*	ACWI – All Country World Index
Footnote†	Net Return (NR) - Reflects no deductions for fees, expenses or taxes (except foreign withholding taxes).
Footnote‡	Total Return (TR) - Reflects no deductions for fees, expenses or taxes.

Average Annual Total Returns as of September 30, 2025Footnote Reference*

Fund/Index Name	10 Months	1 Year	5 Years	Annualized Since Inception
Redwheel Next Generation Power Infrastructure Fund, Class A Shares	16.96%	5.87%	5.09%	5.63%
MSCI ACWI Index (USD) (NR)Footnote Reference†Footnote Reference‡	15.63%	17.27%	13.54%	13.91%
S&P Global Infrastructure Index (USD) (NR)Footnote Reference‡	13.52%	15.80%	12.62%	12.79%
S&P Global Infrastructure Index (USD) (TR)Footnote Reference§	14.38%	16.78%	13.59%	13.75%

Since its inception on September 25, 2020. The line graph represents historical performance of a hypothetical investment of $1,000,000 in the Fund since inception. Returns shown are total returns, which assume the reinvestment of dividends and capital gains. The table and graph presented above do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares. Past performance is not indicative of future performance.Call 1-855-RWC-FUND for current month-end performance.

Key Fund Statistics as of September 30, 2025

Total Net Assets	Number of Holdings	Total Advisory Fees Paid	Portfolio Turnover Rate
$216,994,552	29	$1,149,177	46%

What did the Fund invest in?

Country/Asset WeightingsFootnote Reference*

Value	Value
Germany	1.0%
Portugal	1.0%
Belgium	2.0%
Japan	3.0%
Switzerland	4.9%
China	5.2%
Canada	6.4%
India	6.4%
Spain	8.4%
United Kingdom	10.2%
Italy	10.4%
United States	37.7%
Footnote	Description
Footnote*	Percentages are calculated based on total net assets.

Top Ten Holdings

Holding Name	Percentage of Total Net Assets
ReNew Energy Global PLC, Cl A	6.4%
Clearway Energy Inc, Cl C	5.4%
Dominion Energy Inc	5.4%
EDP Renovaveis SA	5.3%
Constellation Energy Corp	5.0%
BKW AG	4.9%
ERG SPA	4.9%
NextEra Energy Inc	4.7%
Enel SPA	4.5%
Avista Corp	4.1%

Material Fund Changes

Effective March 26, 2025, the Fund changed its fiscal year end to September 30. Effective September 11, 2025, the "Ecofin Global Renewables Infrastructure Fund" changed its name to "Redwheel Next Generation Power Infrastructure Fund."

Changes in and Disagreements with Accountants

There were no changes in or disagreements with accountants during the reporting period.

Additional Information

For additional information about the Fund, including its prospectus, financial information, holdings, and proxy voting information, call or visit:

  1-855-RWC-FUND

  https://www.redwheel.com/us/en/accredited/funds-and-documents/

Householding

Rule 30e-1 of the Investment Company Act of 1940 permits funds to transmit only one copy of a proxy statement, annual report or semi-annual report to shareholders (who need not be related) with the same residential, commercial or electronic address, provided that the shareholders have consented in writing and the reports are addressed either to each shareholder individually or to the shareholders as a group. This process is known as “householding” and is designed to reduce the duplicate copies of materials that shareholders receive and to lower printing and mailing costs for funds. Once implemented, if you would like to discontinue householding for your accounts, please call toll-free at 1-855-RWC-FUND to request individual copies of these documents. Once the Fund receives notice to stop householding, we will begin sending individual copies 30 days after receiving your request.

The Advisors' Inner Circle Fund III

Redwheel Next Generation Power Infrastructure Fund / Class A Shares - ECOAX

Annual Shareholder Report: September 30, 2025

ECOAX-AR-2025

(b)	Not applicable.

Item 2. Code of Ethics.

The Registrant (also referred to as the "Trust") has adopted a code of ethics that applies to the Registrant's principal executive officer, principal financial officer, controller or principal accounting officer, and any person who performs a similar function. There have been no amendments to or waivers granted to this code of ethics during the period covered by this report.

Item 3. Audit Committee Financial Expert.

(a)(1) The Registrant's board of trustees has determined that the Registrant has at least one audit committee financial expert serving on the audit committee.

(a)(2) The Registrant's audit committee financial experts are Thomas P. Lemke and Jay Nadel, and each of Mr. Lemke and Mr. Nadel are "independent", as that term is defined in Form N-CSR Item 3(a)(2).

Item 4. Principal Accountant Fees and Services.

Fees billed by PricewaterhouseCoopers LLP ("PwC") related to The Advisors' Inner Circle Fund III (the aforementioned "Trust").

PwC billed the Trust aggregate fees for services rendered to the Trust for the last two fiscal years as follows:

		FYE September 30, 2025			FYE September 30, 2024
		All fees and services to the Trust that were pre-approved	All fees and services to service affiliates that were pre-approved	All other fees and services to service affiliates that did not require pre-approval	All fees and services to the Trust that were pre-approved	All fees and services to service affiliates that were pre-approved	All other fees and services to service affiliates that did not require pre-approval
(a)	Audit Fees(1)	$228,709	None	None	$808,066	None	None
(b)	Audit-Related Fees	None	None	None	None	None	None
(c)	Tax Fees	None	None	None	None	None	$25,000(2)
(d)	All Other Fees	None	None	None	None	None	None

Fees billed by Ernst & Young LLP ("E&Y") relate to the Trust.

E&Y billed the Trust aggregate fees for services rendered to the Trust for the last two fiscal years as follows:

		FYE September 30, 2025			FYE September 30, 2024
		All fees and services to the Trust that were pre-approved	All fees and services to service affiliates that were pre-approved	All other fees and services to service affiliates that did not require pre-approval	All fees and services to the Trust that were pre-approved	All fees and services to service affiliates that were pre-approved	All other fees and services to service affiliates that did not require pre-approval
(a)	Audit Fees(1)	$144,346	None	None	$138,792	None	None
(b)	Audit-Related Fees	None	None	None	None	None	None
(c)	Tax Fees	$32,365(3)	None	None	$22,476(3)	None	None
(d)	All Other Fees	None	None	None	None	None	None

Fees billed by Cohen & Company, Ltd. ("Cohen & Co") relate to the Trust.

Cohen & Co billed the Trust aggregate fees for services rendered to the Trust for the last two fiscal years as follows:

		FYE September 30, 2025			FYE September 30, 2024
		All fees and services to the Trust that were pre-approved	All fees and services to service affiliates that were pre-approved	All other fees and services to service affiliates that did not require pre-approval	All fees and services to the Trust that were pre-approved	All fees and services to service affiliates that were pre-approved	All other fees and services to service affiliates that did not require pre-approval
(a)	Audit Fees(1)	$101,000	None	None	None	None	None
(b)	Audit-Related Fees	None	None	None	None	None	None
(c)	Tax Fees	None	None	None	None	None	None
(d)	All Other Fees	None	None	None	None	None	None

Notes:

(1)	Audit fees include amounts related to the audit of the Trust's annual financial statements and services normally provided by the accountant in connection with statutory and regulatory filings.
(2)	Tax return preparation fees for affiliates of the Funds.
(3)	Tax Fees for UK Reporting Fund Status.

(e)(1) The Trust's Audit Committee has adopted and the Board of Trustees has ratified an Audit and Non-Audit Services Pre-Approval Policy (the "Policy"), which sets forth the procedures and the conditions pursuant to which services proposed to be performed by the independent auditor of the Funds may be pre-approved.

The Policy provides that all requests or applications for proposed services to be provided by the independent auditor must be submitted to the Registrant's Chief Financial Officer ("CFO") and must include a detailed description of the services proposed to be rendered. The CFO will determine whether such services:

(1) require specific pre-approval;

(2) are included within the list of services that have received the general pre-approval of the Audit Committee pursuant to the Policy; or

(3) have been previously pre-approved in connection with the independent auditor's annual engagement letter for the applicable year or otherwise. In any instance where services require pre-approval, the Audit Committee will consider whether such services are consistent with SEC's rules and whether the provision of such services would impair the auditor's independence.

Requests or applications to provide services that require specific pre-approval by the Audit Committee will be submitted to the Audit Committee by the CFO. The Audit Committee will be informed by the CFO on a quarterly basis of all services rendered by the independent auditor. The Audit Committee has delegated specific pre-approval authority to either the Audit Committee Chair or financial expert; provided that the estimated fee for any such proposed pre-approved service does not exceed $100,000 and any pre-approval decisions are reported to the Audit Committee at its next regularly-scheduled meeting.

Services that have received the general pre-approval of the Audit Committee are identified and described in the Policy. In addition, the Policy sets forth a maximum fee per engagement with respect to each identified service that has received general pre-approval.

All services to be provided by the independent auditor shall be provided pursuant to a signed written engagement letter with the Registrant, the investment adviser, or applicable control affiliate (except that matters as to which an engagement letter would be impractical because of timing issues or because the matter is small may not be the subject of an engagement letter) that sets forth both the services to be provided by the independent auditor and the total fees to be paid to the independent auditor for those services.

In addition, the Audit Committee has determined to take additional measures on an annual basis to meet the Audit Committee's responsibility to oversee the work of the independent auditor and to assure the auditor's independence from the Registrant, such as (a) reviewing a formal written statement from the independent auditor delineating all relationships between the independent auditor and the Registrant, and (b) discussing with the independent auditor the independent auditor's methods and procedures for ensuring independence.

(e)(2)	Percentage of fees billed applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows (PwC):

	FYE September 30, 2025	FYE September 30, 2024
Audit-Related Fees	None	None
Tax Fees	None	None
All Other Fees	None	None

(e)(2) Percentage of fees billed applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows (E&Y):

	FYE September 30, 2025	FYE September 30, 2024
Audit-Related Fees	None	None
Tax Fees	None	None
All Other Fees	None	None

(e)(2) Percentage of fees billed applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows (Cohen & Co):

	FYE September 30, 2025	FYE September 30, 2024
Audit-Related Fees	None	None
Tax Fees	None	None
All Other Fees	None	None

(f)       Not applicable.

(g)        The aggregate non-audit fees and services billed by PwC for services rendered to the Registrant, and rendered to the Registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant for the last two fiscal-years-ended September 30th were $0 and $25,000 for 2025 and 2024, respectively.

(g)       The aggregate non-audit fees and services billed by E&Y for services rendered to the Registrant, and rendered to the Registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant for the last two fiscal-years-ended September 30th were $32,365 and $22,476 for 2025 and 2024, respectively.

(g)       The aggregate non-audit fees and services billed by Cohen & Co for services rendered to the Registrant, and rendered to the Registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant for the last two fiscal-years-ended September 30th were $0 and $0 for 2025 and 2024, respectively.

(h)       During the past fiscal year, all non-audit services provided by the Registrant's principal accountant to either the Registrant's investment adviser or to any entity controlling, controlled by, or under common control with the Registrant's investment adviser that provides ongoing services to the Registrant were pre-approved by the Audit Committee of Registrant's Board of Trustees. Included in the Audit Committee's pre-approval of these non-audit service were the review and consideration as to whether the provision of these non-audit services is compatible with maintaining the principal accountant's independence.

(i)       Not applicable. The Registrant has not retained, for the preparation of the audit report on the financial statements included in the Form N-CSR, a registered public accounting firm that has a branch or office that is located in a foreign jurisdiction and that the Public Company Accounting Oversight Board (the "PCAOB") has determined that the PCAOB is unable to inspect or investigate completely because of a position taken by an authority in the foreign jurisdiction.

(j)        Not applicable. The Registrant is not a "foreign issuer," as defined in 17 CFR § 240.3b-4e.

Item 5. Audit Committee of Listed Registrants.

Not applicable to open-end management investment companies.

Item 6. Schedule of Investments.

(a)       The Schedule of Investments is included as part of the Financial Statements and Other Information filed under Item 7 of this form.

(b)       Not applicable.

Item 7. Financial Statements and Financial Highlights for Open-End Management Investment Companies.

Financial statements and financial highlights are filed herein.

THE ADVISORS’ INNER CIRCLE FUND III

Redwheel Global Emerging Equity Fund

Redwheel Next Generation Power Infrastructure Fund

(Formerly, Ecofin Global Renewables Infrastructure Fund)

ANNUAL FINANCIALS AND OTHER INFORMATION

SEPTEMBER 30, 2025

Investment Advisers:

RWC Asset Advisors (US) LLC

RWC Asset Management LLP

THE ADVISORS’ INNER CIRCLE FUND III

SEPTEMBER 30, 2025

TABLE OF CONTENTS

Financial Statements (Form N-CSR Item 7)
Schedules of Investments	1
Statements of Assets and Liabilities	12
Statements of Operations	14
Statements of Changes in Net Assets	17
Financial Highlights	20
Notes to Financial Statements	26
Report of Independent Registered Public Accounting Firm	48
Notice to Shareholders (Unaudited)	50
Other Information (Form N-CSR Items 8-11) (Unaudited)	51

THE ADVISORS’ INNER CIRCLE FUND III	REDWHEEL FUNDS
REDWHEEL GLOBAL EMERGING EQUITY FUND
SEPTEMBER 30, 2025

SCHEDULE OF INVESTMENTS

COMMON STOCK — 100.1%

	Shares	Value
Argentina — 1.2%

Energy — 0.1%
YPF ADR *	9,986	$242,560

Financials — 1.1%
Grupo Financiero Galicia ADR	94,521	2,604,999

Total Argentina		2,847,559

Brazil — 7.4%

Consumer Discretionary — 1.3%
MercadoLibre *	1,310	3,061,391

Consumer Staples — 1.0%
Ambev	1,084,100	2,457,040

Energy — 0.7%
Petroleo Brasileiro ADR	125,625	1,590,412

Financials — 1.4%
Banco BTG Pactual	360,900	3,273,855

Industrials — 1.1%
Embraer ADR	45,402	2,744,551

Materials — 1.9%
Vale ADR, Cl B	427,535	4,643,030

Total Brazil		17,770,279

Chile — 1.4%

Materials — 1.4%
Sociedad Quimica y Minera de Chile ADR *	78,623	3,379,217

Total Chile		3,379,217

China — 35.9%

Communication Services — 9.0%
Kuaishou Technology, Cl B	1,019,664	11,030,740
Tencent Holdings	122,395	10,431,307
		21,462,047

Consumer Discretionary — 12.7%
Alibaba Group Holding ADR	33,190	5,932,049

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	REDWHEEL FUNDS
REDWHEEL GLOBAL EMERGING EQUITY FUND
SEPTEMBER 30, 2025

COMMON STOCK — continued

	Shares	Value
China — (continued)

Consumer Discretionary — (continued)
Alibaba Group Holding	413,203	$9,242,761
BYD	87,000	1,229,962
Li Auto ADR *	73,802	1,870,143
Ningbo Tuopu Group, Cl A	615,100	7,026,376
NIO ADR *	580,944	4,426,793
NIO, Cl A *	83,910	634,756
		30,362,840

Financials — 1.7%
China International Capital	1,529,597	4,186,168

Industrials — 3.6%
Contemporary Amperex Technology, Cl A	79,240	4,493,973
Kanzhun ADR *	150,962	3,526,472
Kanzhun *	35,900	418,722
		8,439,167

Information Technology — 3.7%
Horizon Robotics *	5,254,200	6,453,459
LONGi Green Energy Technology, Cl A *	998,100	2,528,650
		8,982,109

Materials — 2.2%
Shandong Gold Mining	74,750	353,519
Wanhua Chemical Group, Cl A	250,600	2,348,781
Zijin Mining Group	626,000	2,617,841
		5,320,141

Real Estate — 3.0%
Country Garden Services Holdings	2,576,856	2,187,498
Longfor Group Holdings	3,308,500	5,041,094
		7,228,592

Total China		85,981,064

Congo, Democratic Republic — 2.0%

Materials — 2.0%
Ivanhoe Mines, Cl A *	443,559	4,705,283

Total Congo, Democratic Republic		4,705,283

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	REDWHEEL FUNDS
REDWHEEL GLOBAL EMERGING EQUITY FUND
SEPTEMBER 30, 2025

COMMON STOCK — continued

	Shares	Value
Ghana — 0.2%

Energy — 0.2%
Tullow Oil *	2,532,590	$356,530

Total Ghana		356,530

Greece — 2.1%

Financials — 2.1%
Piraeus Financial Holdings	577,574	4,910,033

Total Greece		4,910,033

Hong Kong — 0.7%

Materials — 0.7%
Zijin Gold International *	109,270	1,693,738

Total Hong Kong		1,693,738

India — 9.3%

Communication Services — 1.5%
Bharti Airtel	166,312	3,517,414

Financials — 2.6%
ICICI Bank	285,303	4,323,838
SBI Life Insurance	97,070	1,958,682
		6,282,520

Industrials — 2.5%
GMR Airports Infrastructure *	1,960,024	1,924,315
InterGlobe Aviation	64,820	4,075,018
		5,999,333

Materials — 0.7%
Asian Paints	66,122	1,749,894

Real Estate — 2.0%
DLF	329,830	2,650,380
Macrotech Developers	166,094	2,124,669
		4,775,049

Total India		22,324,210

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	REDWHEEL FUNDS
REDWHEEL GLOBAL EMERGING EQUITY FUND
SEPTEMBER 30, 2025

COMMON STOCK — continued

	Shares	Value
Luxembourg — 0.5%
Consumer Staples — 0.5%
Zabka Group *	202,813	$1,313,616

Total Luxembourg		1,313,616

Mexico — 2.4%

Consumer Staples — 1.3%
Wal-Mart de Mexico	1,025,600	3,165,332

Financials — 1.1%
Grupo Financiero Banorte, Cl O	266,900	2,677,808

Total Mexico		5,843,140

Nigeria — 1.2%

Financials — 1.2%
Guaranty Trust Holding *	43,173,758	2,806,294

Total Nigeria		2,806,294

Russia — –%

Energy — –%
Rosneft Oil PJSC * (A)	292,949	—

Total Russia		—

Saudi Arabia — 1.7%

Financials — 0.8%
Saudi National Bank	179,947	1,879,177

Materials — 0.9%
Saudi Basic Industries	138,792	2,277,918

Total Saudi Arabia		4,157,095

South Africa — 8.5%

Communication Services — 1.6%
MTN Group	459,027	3,866,642

Financials — 2.3%
Capitec Bank Holdings	16,799	3,393,234
Standard Bank Group	148,616	2,035,290
		5,428,524

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	REDWHEEL FUNDS
REDWHEEL GLOBAL EMERGING EQUITY FUND
SEPTEMBER 30, 2025

COMMON STOCK — continued

	Shares	Value
South Africa — (continued)

Materials — 4.6%
Anglo American Platinum	72,725	$5,195,265
Gold Fields ADR	76,802	3,222,612
Impala Platinum Holdings	207,146	2,644,370
		11,062,247

Total South Africa		20,357,413

South Korea — 11.8%

Consumer Discretionary — 0.8%
Kia	27,909	2,003,222

Financials — 3.5%
KB Financial Group	74,869	6,179,380
Shinhan Financial Group	41,888	2,111,907
		8,291,287

Industrials — 0.7%
HD Hyundai Electric	4,269	1,775,636

Information Technology — 6.8%
Samsung Electronics	271,795	16,294,199

Total South Korea		28,364,344

Taiwan — 6.5%

Information Technology — 6.5%
MediaTek	167,660	7,271,372
Taiwan Semiconductor Manufacturing	192,904	8,379,331

Total Taiwan		15,650,703

United Arab Emirates — 0.4%

Financials — 0.4%
First Abu Dhabi Bank PJSC	224,836	957,357

Total United Arab Emirates		957,357

United Kingdom — 1.7%

Materials — 1.7%
Anglogold Ashanti	57,766	4,062,683

Total United Kingdom		4,062,683

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	REDWHEEL FUNDS
REDWHEEL GLOBAL EMERGING EQUITY FUND
SEPTEMBER 30, 2025

COMMON STOCK — continued

	Shares	Value
United States — 0.5%

Consumer Discretionary — 0.5%
Coupang, Cl A *	36,127	$1,163,289

Total United States		1,163,289

Vietnam — 2.2%

Consumer Staples — 0.7%
Masan Group *	520,500	1,596,549

Materials — 1.0%
Hoa Phat Group JSC *	2,273,968	2,428,495

Real Estate — 0.5%
Vincom Retail JSC *	953,193	1,158,670

Total Vietnam		5,183,714

Zambia — 2.5%

Materials — 2.5%
First Quantum Minerals *	269,328	6,093,464

Total Zambia		6,093,464

TOTAL COMMON STOCK
(Cost $166,682,862)		239,921,025

PREFERRED STOCK — 1.6%

Brazil — 1.6%

Financials — 1.6%
Itau Unibanco Holding (B)	509,800	3,736,233

Total Brazil		3,736,233

TOTAL PREFERRED STOCK
(Cost $2,651,325)		3,736,233

TOTAL INVESTMENTS— 101.7%
(Cost $169,334,187)		$243,657,258

Percentages are based on Net Assets of $239,675,492.

*	Non-income producing security.
(A)	Level 3 security in accordance with fair value hierarchy.
(B)	There is currently no rate available.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	REDWHEEL FUNDS
REDWHEEL GLOBAL EMERGING EQUITY FUND
SEPTEMBER 30, 2025

ADR	American Depositary Receipt
Cl	Class
JSC	Joint Stock Company
PJSC	Public Joint Stock Company

The following is a summary of the level of inputs used as of September 30, 2025, in valuing the Fund’s investments carried at value:

Investments in Securities	Level 1	Level 2	Level 3†		Total
Common Stock
Argentina	$2,847,559	$—	$—		$2,847,559
Brazil	17,770,279	—	—		17,770,279
Chile	3,379,217	—	—		3,379,217
China	15,755,457	70,225,607	—		85,981,064
Congo, Democratic Republic	4,705,283	—	—		4,705,283
Ghana	—	356,530	—		356,530
Greece	—	4,910,033	—		4,910,033
Hong Kong	1,693,738	—	—		1,693,738
India	—	22,324,210	—		22,324,210
Luxembourg	—	1,313,616	—		1,313,616
Mexico	5,843,140	—	—		5,843,140
Nigeria	2,806,294	—	—		2,806,294
Russia‡	—	—	—	^	—	^
Saudi Arabia	2,277,918	1,879,177	—		4,157,095
South Africa	3,222,612	17,134,801	—		20,357,413
South Korea	—	28,364,344	—		28,364,344
Taiwan	—	15,650,703	—		15,650,703
United Arab Emirates	—	957,357	—		957,357
United Kingdom	4,062,683	—	—		4,062,683
United States	1,163,289	—	—		1,163,289
Vietnam	—	5,183,714	—		5,183,714
Zambia	6,093,464	—	—		6,093,464
Total Common Stock	71,620,933	168,300,092	—	^	239,921,025

Preferred Stock
Brazil	3,736,233	—	—		3,736,233
Total Preferred Stock	3,736,233	—	—		3,736,233
Total Investments in Securities	$75,357,166	$168,300,092	$—	^	$243,657,258

†	A reconciliation of Level 3 investments is presented when the fund has a significant amount of Level 3 investments at the end of the period in relation to net assets. Management has concluded that Level 3 investments are not material in relation to net assets.
‡	See Note 2.
^	Includes Securities in which the fair value is $0 or has been rounded to $0.

For more information on valuation inputs see Note 2 Significant Accounting Policies in the Notes to Financial Statements.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	REDWHEEL FUNDS
REDWHEEL NEXT GENERATION POWER
INFRASTRUCTURE FUND
SEPTEMBER 30, 2025

SCHEDULE OF INVESTMENTS

COMMON STOCK — 94.9%

	Shares	Value
Belgium — 2.0%

Utilities — 2.0%
Elia Group SA/NV	37,997	$4,393,405

Total Belgium		4,393,405

Canada — 6.4%

Utilities — 6.4%
Algonquin Power & Utilities	1,397,088	7,502,362
Northland Power	381,728	6,392,312

Total Canada		13,894,674

China — 5.2%

Energy — 1.6%
China Suntien Green Energy Corp Ltd	6,257,782	3,420,382

Utilities — 3.6%
China Longyuan Power Group Corp Ltd	6,045,898	6,451,623
Xinyi Energy Holdings Ltd	8,568,780	1,410,823
		7,862,446

Total China		11,282,828

Germany — 1.0%

Utilities — 1.0%
E.ON SE	117,172	2,208,785

Total Germany		2,208,785

India — 6.4%

Utilities — 6.4%
ReNew Energy Global PLC, Cl A *	1,811,578	13,949,151

Total India		13,949,151

Italy — 10.4%

Utilities — 10.4%
Enel SPA	1,028,288	9,752,542
ERG SPA	430,501	10,638,390
Terna - Rete Elettrica Nazionale	214,750	2,181,161

Total Italy		22,572,093

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	REDWHEEL FUNDS
REDWHEEL NEXT GENERATION POWER
INFRASTRUCTURE FUND
SEPTEMBER 30, 2025

COMMON STOCK — continued

	Shares	Value
Japan — 3.0%

Utilities — 3.0%
RENOVA Inc *	1,016,505	$6,456,910

Total Japan		6,456,910

Portugal — 1.0%

Utilities — 1.0%
EDP SA	474,989	2,256,116

Total Portugal		2,256,116

Spain — 8.4%

Utilities — 8.4%
EDP Renovaveis SA	867,973	11,480,945
Iberdrola SA	351,834	6,665,403

Total Spain		18,146,348

Switzerland — 4.9%

Utilities — 4.9%
BKW AG	49,791	10,684,485

Total Switzerland		10,684,485

United Kingdom — 8.5%

Utilities — 8.5%
Drax Group PLC	619,865	5,851,896
National Grid PLC	308,537	4,437,741
SSE PLC	342,361	8,038,424

Total United Kingdom		18,328,061

United States — 37.7%

Industrials — 1.9%
Sunrun Inc *	240,457	4,157,501

Utilities — 35.8%
Avista Corp	237,433	8,977,342
Clearway Energy Inc, Cl C	413,593	11,684,002
Constellation Energy Corp	33,102	10,892,875
Dominion Energy Inc	190,334	11,642,731
Exelon Corp	197,393	8,884,659
NextEra Energy Inc	133,799	10,100,486
Ormat Technologies Inc	75,523	7,269,089

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	REDWHEEL FUNDS
REDWHEEL NEXT GENERATION POWER
INFRASTRUCTURE FUND
SEPTEMBER 30, 2025

COMMON STOCK — continued

	Shares	Value
United States — (continued)

Utilities — (continued)
Public Service Enterprise Group Inc	98,047	$8,183,003
		77,634,187

Total United States		81,791,688

TOTAL COMMON STOCK
(Cost $174,687,655)		205,964,544

CLOSED END MUTUAL FUND — 1.7%

United Kingdom — 1.7%

Equity Fund — 1.7%
Greencoat UK Wind PLC	2,465,733	3,712,306

Total United Kingdom		3,712,306

TOTAL Closed End Mutual Fund
(Cost $4,194,163)		3,712,306

TOTAL INVESTMENTS— 96.6%
(Cost $178,881,818)		$209,676,850

Percentages are based on Net Assets of $216,994,552.

*	Non-income producing security.

Cl	Class
Ltd.	Limited
PLC	Public Limited Company

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	REDWHEEL FUNDS
REDWHEEL NEXT GENERATION POWER
INFRASTRUCTURE FUND
SEPTEMBER 30, 2025

The following is a summary of the level of inputs used as of September 30, 2025, in valuing the Fund’s investments carried at value:

Investments in Securities	Level 1	Level 2	Level 3	Total
Common Stock
Belgium	$—	$4,393,405	$—	$4,393,405
Canada	13,894,674	—	—	13,894,674
China	—	11,282,828	—	11,282,828
Germany	—	2,208,785	—	2,208,785
India	13,949,151	—	—	13,949,151
Italy	—	22,572,093	—	22,572,093
Japan	—	6,456,910	—	6,456,910
Portugal	—	2,256,116	—	2,256,116
Spain	—	18,146,348	—	18,146,348
Switzerland	—	10,684,485	—	10,684,485
United Kingdom	—	18,328,061	—	18,328,061
United States	81,791,688	—	—	81,791,688
Total Common Stock	109,635,513	96,329,031	—	205,964,544
Closed End Mutual Fund
United Kingdom	—	3,712,306	$—	3,712,306
Total Investments in Securities	$109,635,513	$100,041,337	$—	$209,676,850

For more information on valuation inputs see Note 2 Significant Accounting Policies in the Notes to Financial Statements.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	REDWHEEL FUNDS
SEPTEMBER 30, 2025

STATEMENTS OF ASSETS AND LIABILITIES

	Redwheel Global Emerging Equity Fund	Redwheel Next Generation Power Infrastructure Fund
Assets:
Investments, at Value (Cost $169,334,187 and $178,881,818)	$243,657,258	$209,676,850
Cash	–	6,829,671
Foreign Currency, at Value (Cost $191,266 and $24)	191,272	81
Receivable for Investment Securities Sold	4,994,708	–
Dividend and Interest Receivable	264,978	363,501
Reclaim Receivable	79,891	739,825
Unrealized Appreciation on Foreign Spot Currency Contracts	–	2,537
Receivable for Capital Shares Sold	–	1,397,526
Other Prepaid Expenses	50,097	27,178
Total Assets	249,238,204	219,037,169

Liabilities:
Payable for Capital Shares Redeemed	3,491,768	27,938
Due to Custodian	2,791,140	–
Payable for Investment Securities Purchased	2,131,304	1,863,507
Accrued Foreign Capital Gains Tax on Appreciated Securities	814,864	–
Payable to Investment Adviser	208,882	113,047
Shareholder Servicing Fees Payable	64,530	–
Payable to Administrator	23,016	20,562
Unrealized Depreciation on Foreign Spot Currency Contracts	11,195	–
Chief Compliance Officer Fees Payable	1,008	930
Trustees' Fees Payable	263	242
Distribution fees payable, Class A Shares	–	269
Other Accrued Expenses and Other Payables	24,742	16,122
Total Liabilities	9,562,712	2,042,617
Commitments and Contingencies†
Net Assets	$239,675,492	$216,994,552
Net Assets Consist of:
Paid-in Capital	$225,023,432	$246,451,380
Total Distributable Earnings (Accumulated Losses)	14,652,060	(29,456,828)
Net Assets	$239,675,492	$216,994,552

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	REDWHEEL FUNDS
SEPTEMBER 30, 2025

STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)

	Redwheel Global Emerging Equity Fund		Redwheel Next Generation Power Infrastructure Fund
Institutional Class Shares:
Net Assets		$112,622,199	$216,510,094
Outstanding Shares of beneficial interest (unlimited authorization — no par value)		7,900,782	19,983,234
Net Asset Value, Offering and Redemption Price Per Share		$14.25	$10.83
Class I Shares:
Net Assets		$127,053,293	N/A
Outstanding Shares of beneficial interest (unlimited authorization — no par value)		8,942,035	N/A
Net Asset Value, Offering and Redemption Price Per Share		$14.21	N/A
Class A Shares:
Net Assets		N/A	$484,458
Outstanding Shares of beneficial interest (unlimited authorization — no par value)		N/A	44,939
Net Asset Value, Offering and Redemption Price Per Share		N/A	$10.78
Maximum Offering Price (5.50%)	$	N/A	$11.41

†	See Note 5 in Notes to Financial Statements.

Amounts designated as "—" are $0 or have been rounded to $0.

N/A — Not applicable. Share classes currently not offered.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	REDWHEEL FUNDS
REDWHEEL GLOBAL EMERGING EQUITY FUND
FOR THE YEAR ENDED
SEPTEMBER 30, 2025

STATEMENT OF OPERATIONS

Investment Income:
Dividends	$5,001,981
Interest	65,371
Less: Foreign Taxes Withheld	(433,607)
Total Investment Income	4,633,745

Expenses:
Investment Advisory Fees	1,994,560
Administration Fees	269,131
Shareholder Serving Fees, Class I Shares	177,589
Trustees' Fees	17,934
Chief Compliance Officer Fees	6,711
Custodian Fees	144,487
Transfer Agent Fees	86,814
Professional Fees	66,689
Registration and Filing Fees	39,899
Printing Fees	22,832
Other Expenses	38,434
Total Expenses	2,865,080

Less:
Advisory Waiver Recapture (Note 5)	66,734
Fees Paid Indirectly (Note 4)	(609)
Net Expenses	2,931,205
Net Investment Income	1,702,540

Net Realized Gain (Loss) on:
Investments	7,937,313
Foreign Capital Gains Tax	(145,476)
Foreign Currency Transactions	(161,142)
Net Realized Gain	7,630,695

Net Change in Unrealized Appreciation (Depreciation) on:
Investments	28,550,549
Accrued Foreign Capital Gains Tax on Appreciated Securities	286,224
Foreign Currency Translation	1,844
Net Change in Unrealized Appreciation (Depreciation)	28,838,617
Net Realized and Unrealized Gain	36,469,312
Net Increase in Net Assets Resulting from Operations	$38,171,852

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	REDWHEEL FUNDS
REDWHEEL NEXT GENERATION POWER
INFRASTRUCTURE FUND
FOR THE YEAR/PERIOD ENDED

STATEMENTS OF OPERATIONS

	Period Ended September 30, 2025(1)	Year Ended November 30, 2024
Investment Income:
Dividends	$6,770,132	$7,280,754
Interest	134,044	556,073
Less: Foreign Taxes Withheld	(456,764)	(621,299)
Total Investment Income	6,447,412	7,215,528

Expenses:
Investment Advisory Fees	1,241,619	1,933,178
Administration Fees	205,070	216,128
Trustees' Fees	14,999	20,563
Chief Compliance Officer Fees	2,774	10,192
Distribution Fees, Class A Shares	1,655	3,082
Transfer Agent Fees	77,380	74,153
Printing Fees	63,493	30,790
Legal Fees	39,003	16,513
Custodian Fees	34,972	37,433
Audit Fees	33,704	42,420
Registration and Filing Fees	27,389	61,976
Interest Expense	–	12,277
Other Expenses	32,733	18,251
Total Expenses	1,774,791	2,476,956

Less:
Waiver of Investment Advisory Fees (Note 5)	(92,442)	(8,278)
Fees Paid Indirectly (Note 4)	(14,649)	–
Net Expenses	1,667,700	2,468,678
Net Investment Income	4,779,712	4,746,850

Net Realized Gain (Loss) on:
Investments	(34,246,318)	(888,204)
Swap Contracts	–	4,392,091
Foreign Currency Transactions	(69,208)	(95,828)
Net Realized Gain (Loss)	(34,315,526)	3,408,059

Net Change in Unrealized Appreciation (Depreciation) on:
Investments	55,725,749	19,262,805
Swap Contracts	–	(60,287)
Foreign Currency Translation	69,136	104,163
Net Change in Unrealized Appreciation (Depreciation)	55,794,885	19,306,681
Net Realized and Unrealized Gain	21,479,359	22,714,740
Net Increase in Net Assets Resulting from Operations	$26,259,071	$27,461,590

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	REDWHEEL FUNDS
REDWHEEL NEXT GENERATION POWER
INFRASTRUCTURE FUND
FOR THE YEAR/PERIOD ENDED

STATEMENTS OF OPERATIONS (CONTINUED)

(1)	For the period December 1, 2024 to September 30, 2025. Effective March 26, 2025, the Redwheel Next Generation Power Infrastructure Fund changed its fiscal year end to September 30 (see Note 1 in the Notes to Financial Statements).

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	REDWHEEL FUNDS
REDWHEEL GLOBAL
EMERGING EQUITY FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended September 30, 2025	Year Ended September 30, 2024
Operations:
Net Investment Income	$1,702,540	$2,769,762
Net Realized Gain	7,630,695	1,360,930
Net Change in Unrealized Appreciation	28,838,617	30,385,498
Net Increase in Net Assets Resulting From Operations	38,171,852	34,516,190
Distributions:
Institutional Class Shares	(1,273,413)	(471,710)
Class I Shares	(1,260,823)	(672,294)
Total Distributions	(2,534,236)	(1,144,004)
Capital Share Transactions:(1)
Institutional Class Shares
Issued	8,043,438	39,425,185
Reinvestment of Distributions	698,246	359,995
Redeemed	(28,092,185)	(7,105,814)
Net Institutional Class Shares Transactions	(19,350,501)	32,679,366
Class I Shares
Issued	30,442,187	34,920,208
Reinvestment of Distributions	1,108,630	587,968
Redeemed	(67,090,894)	(22,819,832)
Net Class I Shares Transactions	(35,540,077)	12,688,344
Net Increase (Decrease) in Net Assets From Capital Share Transactions	(54,890,578)	45,367,710
Total Increase (Decrease) in Net Assets	(19,252,962)	78,739,896
Net Assets:
Beginning of Year	258,928,454	180,188,558
End of Year	$239,675,492	$258,928,454

(1)	For share transactions, see Note 7 in the Notes to Financial Statements.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	REDWHEEL NEXT GENERATION
POWER INFRASTRUCTURE FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Period Ended September 30, 2025(1)	Year Ended November 30, 2024	Year Ended November 30, 2023
Operations:

Net Investment Income	$4,779,712	$4,746,850	$5,849,574
Net Realized Gain (Loss)	(34,315,526)	3,408,059	(28,153,809)
Net Change in Unrealized Appreciation (Depreciation)	55,794,885	19,306,681	(38,913,093)
Net Increase (Decrease) in Net Assets Resulting From Operations	26,259,071	27,461,590	(61,217,328)
Distributions:
Institutional Class Shares	(4,701,487)	(9,277,594)	(1,792,623)
Class A Shares	(18,771)	(44,511)	(11,439)
Return of Capital:
Institutional Class Shares	(533,032)	(761,478)	(8,054,111)
Class A Shares	(2,128)	(3,653)	(53,174)
Total Distributions	(5,255,418)	(10,087,236)	(9,911,347)
Capital Share Transactions:(2)
Institutional Class Shares
Issued	41,014,908	86,234,057	132,111,089
Reinvestment of Distributions	3,749,371	7,385,357	7,277,724
Redeemed	(106,180,487)	(83,914,031)	(191,448,918)
Net Institutional Class Shares Transactions	(61,416,208)	9,705,383	(52,060,105)
Class A Shares
Issued	85,507	161,012	624,487
Reinvestment of Distributions	20,899	48,104	64,558
Redeemed	(606,363)	(1,253,742)	(662,108)
Net Class A Shares Transactions	(499,957)	(1,044,626)	26,937
Net Increase (Decrease) in Net Assets From Capital Share Transactions	(61,916,165)	8,660,757	(52,033,168)
Total Increase (Decrease) in Net Assets	(40,912,512)	26,035,111	(123,161,843)
Net Assets:
Beginning of Year	257,907,064	231,871,953	355,033,796
End of Year	$216,994,552	$257,907,064	$231,871,953

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	REDWHEEL NEXT GENERATION
POWER INFRASTRUCTURE FUND

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

(1)	For the period December 1, 2024 to September 30, 2025. Effective March 26, 2025, the Redwheel Next Generation Power Infrastructure Fund changed its fiscal year end to September 30 (see Note 1 in the Notes to Financial Statements).
(2)	For share transactions, see Note 7 in the Notes to Financial Statements.

Amounts designated as "—" are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	REDWHEEL GLOBAL
EMERGING EQUITY FUND

FINANCIAL HIGHLIGHTS

Selected Per Share Data & Ratios

For a Share Outstanding Throughout the Year

	Institutional Class Shares

	Year Ended September 30, 2025		Year Ended September 30, 2024		Year Ended September 30, 2023	Year Ended September 30, 2022		Year Ended September 30, 2021
Net Asset Value, Beginning of Year	$11.98		$10.45		$9.51	$16.10		$12.46
Income (Loss) from Investment Operations:
Net Investment Income*	0.10		0.15		0.09	0.23		0.04
Net Realized and Unrealized Gain (Loss)	2.30		1.45		0.91	(4.63)		3.64
Total from Investment Operations	2.40		1.60		1.00	(4.40)		3.68
Dividends and Distributions:
Net Investment Income	(0.13)		(0.07)		(0.06)	(0.31)		(0.04)
Capital Gains	—		—		—	(1.88)		—
Total Dividends and Distributions	(0.13)		(0.07)		(0.06)	(2.19)		(0.04)
Net Asset Value, End of Year	$14.25		$11.98		$10.45	$9.51		$16.10
Total Return†	20.45%		15.42%		10.46%	(31.37)%		29.52%

Ratios and Supplemental Data
Net Assets, End of Year (Thousands)	$112,622		$113,853		$66,159	$49,429		$61,658
Ratio of Expenses to Average Net Assets (Including Waivers, Fees Paid Indirectly, and Reimbursements)	1.24	%(1)	1.25	%(1)	1.25%	1.22	%(1)	1.25	%(1)
Ratio of Expenses to Average Net Assets (Excluding Waivers, Fees Paid Indirectly, and Reimbursements)	1.21%		1.24%		1.30%	1.21%		1.20%
Ratio of Net Investment Income to Average Net Assets	0.87%		1.43%		0.89%	1.87%		0.24%
Portfolio Turnover Rate	101%		105%		114%	136%		122%

*	Per share data calculated using average shares method.
†	Total return is for the period indicated and has not been annualized. Returns shown do not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
(1)	Ratio includes previously waived advisory fees recaptured. The net expense ratio would have been lower absent the impact of the recaptured fees.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	REDWHEEL GLOBAL
EMERGING EQUITY FUND

FINANCIAL HIGHLIGHTS (CONTINUED)

Selected Per Share Data & Ratios

For a Share Outstanding Throughout the Year/Period

	Class I Shares

	Year Ended September 30, 2025		Year Ended September 30, 2024		Year Ended September 30, 2023	Year Ended September 30, 2022		Year Ended September 30, 2021
Net Asset Value, Beginning of Year	$11.95		$10.43		$9.49	$16.07		$12.44
Income (Loss) from Investment Operations:
Net Investment Income*	0.08		0.13		0.08	0.25		0.02
Net Realized and Unrealized Gain (Loss)	2.30		1.45		0.90	(4.65)		3.64
Total from Investment Operations	2.38		1.58		0.98	(4.40)		3.66
Dividends and Distributions:
Net Investment Income	(0.12)		(0.06)		(0.04)	(0.30)		(0.03)
Capital Gains	—		—		—	(1.88)		—
Total Dividends and Distributions	(0.12)		(0.06)		(0.04)	(2.18)		(0.03)
Net Asset Value, End of Year	$14.21		$11.95		$10.43	$9.49		$16.07
Total Return†	20.24%		15.25%		10.36%	(31.43)%		29.41%

Ratios and Supplemental Data
Net Assets, End of Year (Thousands)	$127,053		$145,075		$114,030	$122,426		$243,401
Ratio of Expenses to Average Net Assets (Including Waivers, Fees Paid Indirectly, and Reimbursements)	1.39	%(1)	1.37	%(1)	1.34%	1.31	%(1)	1.34	%(1)
Ratio of Expenses to Average Net Assets (Excluding Waivers, Fees Paid Indirectly, and Reimbursements)	1.36%		1.36%		1.39%	1.30%		1.29%
Ratio of Net Investment Income to Average Net Assets	0.68%		1.18%		0.74%	1.93%		0.13%
Portfolio Turnover Rate	101%		105%		114%	136%		122%

*	Per share data calculated using average shares method.
†	Total return is for the period indicated and has not been annualized. Returns shown do not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
(1)	Ratio includes previously waived advisory fees recaptured. The net expense ratio would have been lower absent the impact of the recaptured fees.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	REDWHEEL NEXT GENERATION
INFRASTRUCTURE FUND

FINANCIAL HIGHLIGHTS

Selected Per Share Data & Ratios

For a Share Outstanding Throughout the Year/Period

	Institutional Class Shares

	Period Ended September 30, 2025(1)	Year Ended November 30, 2024	Year Ended November 30, 2023	Year Ended November 30, 2022	Year Ended November 30, 2021	Period Ended November 30, 2020(2)
Net Asset Value, Beginning of Year	$9.48	$8.82	$11.34	$12.64	$11.42	$10.00
Income (Loss) from Investment Operations:
Net Investment Income*	0.21	0.17	0.19	0.11	0.15	0.04
Net Realized and Unrealized Gain (Loss)	1.38	0.86	(2.37)	(0.84)	1.43	1.40
Total from Investment Operations	1.59	1.03	(2.18)	(0.73)	1.58	1.44
Dividends and Distributions:
Net Investment Income	(0.22)	(0.34)	(0.12)	(0.24)	(0.31)	(0.02)
Return of Capital	(0.02)	(0.03)	(0.22)	(0.12)	—	—
Capital Gains	—	—	—	(0.21)	(0.05)	—
Total Dividends and Distributions	(0.24)	(0.37)	(0.34)	(0.57)	(0.36)	(0.02)
Net Asset Value, End of Year	$10.83	$9.48	$8.82	$11.34	$12.64	$11.42
Total Return†	17.15%	11.78%	(19.47)%	(5.97)%	14.02%	14.43%
Ratios and Supplemental Data
Net Assets, End of Year (Thousands)	$216,510	$257,022	$230,043	$352,726	$368,864	$108,048
Ratio of Expenses to Average Net Assets (Including Waivers, Fees Paid Indirectly, and Reimbursements) (3)	1.00%††	0.96%	0.93%	0.91%	1.00%	1.00%††
Ratio of Expenses to Average Net Assets (Excluding Waivers, Fees Paid Indirectly, and Reimbursements)(3)	1.06%††	0.96%	0.93%	0.90%	0.96%	1.46%††
Ratio of Net Investment Income to Average Net Assets (4)	2.63%††	1.85%	1.95%	0.87%	1.26%	1.51%††
Portfolio Turnover Rate‡	46%	47%	61%	40%	41%	20%

*	Per share data calculated using average shares method.
†	Total return is for the period indicated and has not been annualized. Returns shown do not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
††	Annualized.
‡	Portfolio turnover rate is for the period indicated and periods of less than one year have not been annualized.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	REDWHEEL NEXT GENERATION
INFRASTRUCTURE FUND

FINANCIAL HIGHLIGHTS (CONTINUED)

(1)	For the period December 1, 2024 to September 30, Effective March 26, 2025, the Next Generation Power Infrastructure Fund changed its fiscal year end to September 30 (see Note 1 in the Notes to Financial Statements).
(2)	The Class commenced operations on August 7, 2020.
(3)	The Fund will also indirectly bear their prorated share of expenses of any underlying funds in which it invests. Such expenses are not included in the calculation of this ratio.
(4)	Net investment income ratios do not reflect the proportionate share of income and expenses of the underlying funds in which the fund invests.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	REDWHEEL NEXT GENERATION
INFRASTRUCTURE FUND

FINANCIAL HIGHLIGHTS

Selected Per Share Data & Ratios

For a Share Outstanding Throughout the Year/Period

	Class A Shares

	Period Ended September 30, 2025(1)		Year Ended November 30, 2024	Year Ended November 30, 2023	Year Ended November 30, 2022	Year Ended November 30, 2021	Period Ended November 30, 2020(2)
Net Asset Value, Beginning of Year	$9.45		$8.81	$11.34	$12.65	$11.44	$9.72
Income (Loss) from Investment Operations:
Net Investment Income*	0.20		0.13	0.17	0.16	0.13	0.03
Net Realized and Unrealized Gain (Loss)	1.37		0.88	(2.37)	(0.92)	1.44	1.70
Total from Investment Operations	1.57		1.01	(2.20)	(0.76)	1.57	1.73
Dividends and Distributions:
Net Investment Income	(0.24)		(0.37)	(0.12)	(0.23)	(0.31)	(0.01)
Return of Capital	(0.00	)^	(0.00)^	(0.21)	(0.11)	—	—
Capital Gains	—		—	—	(0.21)	(0.05)	—
Total Dividends and Distributions	(0.24)		(0.37)	(0.33)	(0.55)	(0.36)	(0.01)
Net Asset Value, End of Year	$10.78		$9.45	$8.81	$11.34	$12.65	$11.44
Total Return†	16.96%		11.53%	(19.66)%	(6.21)%	13.66%	17.82%
Ratios and Supplemental Data
Net Assets, End of Year (Thousands)	$484		$885	$1,829	$2,308	$4,983	$1,338
Ratio of Expenses to Average Net Assets (Including Waivers, Fees Paid Indirectly, and Reimbursements) (3)	1.25	%††	1.20%	1.19%	1.16%	1.25%	1.25%††
Ratio of Expenses to Average Net Assets (Excluding Waivers, Fees Paid Indirectly, and Reimbursements)(3)	1.31	%††	1.20%	1.19%	1.15%	1.21%	2.08%††
Ratio of Net Investment Income to Average Net Assets (4)	2.51	%††	1.39%	1.70%	0.62%	1.01%	3.26%††
Portfolio Turnover Rate‡	46%		47%	61%	40%	41%	20%

*	Per share data calculated using average shares method.
†	Total return is for the period indicated and has not been annualized. Returns shown do not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
††	Annualized.
‡	Portfolio turnover rate is for the period indicated and periods of less than one year have not been annualized.
^	Less than $0.005.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	REDWHEEL NEXT GENERATION
INFRASTRUCTURE FUND

FINANCIAL HIGHLIGHTS (CONTINUED)

(1)	For the period December 1, 2024 to September 30, Effective March 26, 2025, the Next Generation Power Infrastructure Fund changed its fiscal year end to September 30 (see Note 1 in the Notes to Financial Statements).
(2)	The Class commenced operations on September 25, 2020.
(3)	The Fund will also indirectly bear their prorated share of expenses of any underlying funds in which it invests. Such expenses are not included in the calculation of this ratio.
(4)	Net investment income ratios do not reflect the proportionate share of income and expenses of the underlying funds in which the fund invests.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III

REDWHEEL FUNDS

SEPTEMBER 30, 2025

NOTES TO FINANCIAL STATEMENTS

1. Organization:

The Advisors’ Inner Circle Fund III (the “Trust”) is organized as a Delaware statutory trust under a Declaration of Trust dated December 4, 2013. The Trust is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company with 47 funds. The financial statements herein are those of the Redwheel Global Emerging Equity Fund and Redwheel Next Generation Power Infrastructure Fund (formerly Ecofin Global Renewables Infrastructure Fund) (each a “Fund” and collectively the “Funds”). The investment objective of the Redwheel Global Emerging Equity Fund is to seek long-term capital appreciation. The investment objective of Redwheel Next Generation Power Infrastructure Fund is to seek long-term total return derived principally from a combination of capital appreciation and income over time. The Redwheel Global Emerging Equity Fund is classified as a diversified investment company. The Redwheel Next Generation Power Infrastructure Fund is classified as a “nondiversified” investment company, which means that the Fund may invest a larger percentage of the Fund’s assets in a smaller number of issuers than a diversified fund. RWC Asset Advisors (US) LLC serves as the investment adviser (the “Adviser”) for Redwheel Global Emerging Equity Fund and RWC Asset Management LLP serves as the investment adviser (the “Adviser”) for Redwheel Next Generation Power Infrastructure Fund. The Redwheel Global Emerging Equity Fund currently offers Class N Shares, Class I Shares and Institutional Class Shares. As of September 30, 2025, only Class I and the Institutional Class have outstanding shares. Redwheel Next Generation Power Infrastructure Fund currently offers Institutional Class Shares and Class A Shares. The Redwheel Global Emerging Equity Fund commenced operations on December 30, 2016. Redwheel Next Generation Power Infrastructure Fund commenced operations on August 7, 2020. The financial statements of the remaining funds of the Trust are presented separately. The assets of each fund are segregated, and a shareholder’s interest is limited to the fund in which shares are held.

The Redwheel Next Generation Power Infrastructure Fund operated as the “Ecofin Predecessor Fund”, a series of Managed Portfolio Series, prior to the Fund’s acquisition of the assets and assumption of the liabilities of the Ecofin Predecessor Fund on September 30, 2024 (the “Reorganization”).

The Reorganization closed effective September 30, 2024. As a result of the Reorganization, Class A Shares and Institutional Class Shares of the Fund assumed the performance and accounting history of Class A Shares and Institutional Class Shares of the Ecofin Predecessor Fund, respectively.

Effective March 26, 2025, the Redwheel Next Generation Power Infrastructure Fund changed its fiscal year end to September 30.

Effective September 11, 2025, the “Ecofin Global Renewables Infrastructure Fund” changed its name to “Redwheel Next Generation Power Infrastructure Fund.”

2. Significant Accounting Policies:

The accompanying financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) and are presented in U.S. dollars which is the functional currency of the Funds. The Funds are investment companies and therefore apply the accounting and reporting guidance issued by the U.S. Financial Accounting Standards Board (“FASB”) in Accounting Standards Codification (“ASC”) Topic 946, Financial Services — Investment Companies. The following are significant accounting policies which are consistently followed in the preparation of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III

REDWHEEL FUNDS

SEPTEMBER 30, 2025

Use of Estimates — The preparation of financial statements requires management to make estimates and assumptions that affect the fair value of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates and such differences could be material.

Security Valuation — Securities listed on a securities exchange, market or automated quotation system for which quotations are readily available (except for securities traded on NASDAQ Stock Market (the “NASADQ”)), including securities traded over the counter, are valued at the last quoted sale price on an exchange or market (foreign or domestic) on which they are traded or, if there is no such reported sale on the valuation date, at the most recent quoted bid price. For securities traded on NASDAQ, the NASDAQ official closing price will be used. The prices for foreign securities are reported in local currency and converted to U.S. dollars using currency exchange rates. Prices for most securities held in the Funds are provided daily by recognized independent pricing agents. If a security price cannot be obtained from an independent, third-party pricing agent, the Fund seeks to obtain a bid price from at least one independent broker.

Securities for which market prices are not “readily available” are valued in accordance with fair value procedures (the "Fair Value Procedures") established by the Adviser and approved by the Trust's Board of Trustees (the “Board”). Pursuant to Rule 2a-5 under the 1940 Act, the Board has designated the Adviser as the "valuation designee" to determine the fair value of securities and other instruments for which no readily available market quotations are available. The Fair Value Procedures are implemented through a Fair Value Committee (the “Committee”) of the Adviser.

Some of the more common reasons that may necessitate that a security be valued using Fair Value Procedures include: the security’s trading has been halted or suspended; the security has been de-listed from a national exchange; the security’s primary trading market is temporarily closed at a time when under normal conditions it would be open; the security has not been traded for an extended period of time; the security’s primary pricing source is not able or willing to provide a price; or trading of the security is subject to local government imposed restrictions. When a security is valued in accordance with the Fair Value Procedures, the Committee will determine the value after taking into consideration relevant information reasonably available to the Committee.

For securities that principally trade on a foreign market or exchange, a significant gap in time can exist between the time of a particular security’s last trade and the time at which the Fund calculates its net asset value. The closing prices of such securities may no longer reflect their market value at the time the Fund calculates its net asset value if an event that could materially affect the value of those securities (a “Significant Event”) has occurred between the time of the security’s last close and the time that the Fund calculates net asset value. A Significant Event may relate to a single issuer or to an entire market sector. If the Advisers of the Funds become aware of a Significant Event that has occurred with respect to a security or group of securities after the closing of the exchange or market on which the security or securities principally trade, but before the time at which the Fund calculates its net asset value, they may request that a Committee meeting be called.

The Funds use Intercontinental Exchange Data Pricing & Reference Data, LLC. (“ICE”) as a third party fair valuation vendor. ICE provides a fair value for foreign securities in the Funds based on certain factors and methodologies (involving, generally, tracking valuation correlations between the U.S. market and each non-U.S. security) applied by ICE in the event that there is a movement in the U.S. market that exceeds a specific threshold established by the Committee. The Committee establishes a “confidence interval” which is used to determine the level of correlation between the value of a foreign security and movements in the U.S. market before a particular security is fair valued when the threshold is exceeded. In the event that the threshold established by the Committee is exceeded on a specific day, the Funds value its non-U.S. securities that exceed the applicable “confidence interval” based upon the fair values provided by ICE. In such event, it is not necessary to hold a Committee meeting. In the event that the Adviser believes that the fair values provided by ICE are not reliable, the Adviser contacts SEI Investments Global Fund Services (the “Administrator”) and may request that a meeting of the Committee be held.

THE ADVISORS’ INNER CIRCLE FUND III

REDWHEEL FUNDS

SEPTEMBER 30, 2025

If a local market in which the Fund owns securities is closed for one or more days, the Funds shall value all securities held in that corresponding currency based on the fair value prices provided by ICE using the predetermined confidence interval discussed above.

In accordance with U.S. GAAP, the Funds disclose fair value of its investments in a hierarchy that prioritizes the inputs to valuation techniques used to measure the fair value. The objective of a fair value measurement is to determine the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (an exit price). Accordingly, the fair value hierarchy gives the highest priority to quoted prices (unadjusted) in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The three levels of the fair value hierarchy are described below:

●	Level 1 — Unadjusted quoted prices in active markets for identical, unrestricted assets or liabilities that the Funds have the ability to access at the measurement date;

●	Level 2 — Other significant observable inputs (includes quoted prices for similar securities, interest rates, prepayment speeds, credit risk, referenced indices, quoted prices in inactive markets, adjusted quoted prices in active markets, adjusted quoted prices on foreign equity securities that were adjusted in accordance with pricing procedures approved by the Board, etc.); and

●	Level 3 — Prices, inputs or proprietary modeling techniques which are both significant to the fair value measurement and unobservable (supported by little or no market activity).

For details of investment classifications, reference the Schedules of Investments.

Investments are classified within the level of the lowest significant input considered in determining fair value. Investments classified within Level 3 whose fair value measurement considers several inputs may include Level 1 or Level 2 inputs as components of the overall fair value measurement.

On February 24, 2022, Russia engaged in military actions in the sovereign territory of Ukraine. The current political and financial uncertainty surrounding Russia and Ukraine may increase market volatility and the economic risk of financial markets. The ultimate fallout and long-term impact from these events are not known. From the start of the conflict in Ukraine, Russian-held investments held by the Redwheel Global Emerging Equity Fund were fair valued due to sanctions and inaccessibility of the market.

Federal Income Taxes — It is the Funds’ intention to qualify as a regulated investment company for Federal income tax purposes by complying with the appropriate provisions of Subchapter M of the Internal Revenue Code of 1986, as amended. Accordingly, no provisions for Federal income taxes have been made in the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III

REDWHEEL FUNDS

SEPTEMBER 30, 2025

The Funds evaluate tax positions taken or expected to be taken in the course of preparing the Funds’ tax returns to determine whether it is “more-likely than-not” (i.e., greater than 50-percent) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position. Tax positions not deemed to meet the more-likely-than-not threshold are recorded as a tax benefit or expense in the current year. The Funds did not record any tax provision in the current period. However, management’s conclusions regarding tax positions taken may be subject to review and adjustment at a later date based on factors including, but not limited to, examination by tax authorities (i.e., from commencement of operations, as applicable), on-going analysis of and changes to tax laws, regulations and interpretations thereof.

As of and during year ended September 30, 2025, the Funds did not have a liability for any unrecognized tax benefits. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statements of Operations. During the year ended September 30, 2025, the Funds did not incur any significant interest or penalties.

Withholding taxes on foreign dividends have been provided for in accordance with the Funds’ understanding of the applicable country's tax rules and rates. The Funds or their agent files withholding tax reclaims in certain jurisdictions to recover certain amounts previously withheld. The Funds may record a reclaim receivable based on collectability, which includes factors such as the jurisdiction's applicable laws, payment history and market convention. Professional fees paid to those that provide assistance in receiving the tax reclaims, which generally are contingent upon successful receipt of reclaimed amounts, are recorded in Professional Fees on the Statement of Operations once the amounts are due. The professional fees related to pursuing these tax reclaims are not subject to the Adviser's expense limitation agreement.

Foreign Taxes — The Funds may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on either income or gains earned or repatriated. The Funds accrue and apply such taxes to net investment income, net realized gains and net unrealized gains as income and/or capital gains are earned. The Redwheel Global Emerging Equity Fund has accrued foreign capital gain tax in the amount of $814,864 presented on the Statement of Assets and Liabilities.

Security Transactions and Investment Income — Security transactions are accounted for on trade date. Costs used in determining realized gains and losses on the sale of investment securities are based on the specific identification method. Dividend income and expense are recorded on the ex-dividend date. Interest income is recognized on the accrual basis from settlement date. Certain dividends from foreign securities will be recorded as soon as the Funds are informed of the dividend if such information is obtained subsequent to the ex-dividend date.

During the period ended September 30, 2025, the Redwheel Next Generation Power Infrastructure Fund reallocated the amount of return of capital recognized based on the 2025 tax reporting information received. The impact of this adjustment is an increase to return of capital by approximately $535,160.

Distributions received from the Funds’ investments generally are comprised of ordinary income and return of capital. The Funds allocated distributions between investment income and return of capital based on estimates made at the time such distributions are received. Such estimates are based on information provided by each portfolio company and other industry sources. These estimates may subsequently be revised based on actual allocations received from the portfolio companies after their tax reporting are concluded, as the actual character of these distributions is not known until after the fiscal year end of the Funds.

THE ADVISORS’ INNER CIRCLE FUND III

REDWHEEL FUNDS

SEPTEMBER 30, 2025

Foreign Currency Translation — The books and records of the Funds are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars on the date of valuation. The Funds do not isolate that portion of realized or unrealized gains and losses resulting from changes in the foreign exchange rate from fluctuations arising from changes in the market prices of the securities. These gains and losses are included in net realized and unrealized gains and losses on investments on the Statements of Operations. Net realized and unrealized gains and losses on foreign currency transactions represent net foreign exchange gains or losses from foreign currency exchange contracts, disposition of foreign currencies, currency gains or losses realized between trade and settlement dates on securities transactions and the difference between the amount of the investment income and foreign withholding taxes recorded on the Funds’ books and the U.S. dollar equivalent of the amounts actually received or paid.

Cash — Idle cash may be swept into various time deposit accounts and is classified as cash on the Statements of Assets and Liabilities. The Funds maintains cash in bank deposit accounts which, at times, may exceed United States federally insured limits. Amounts invested are available on the same business day.

Expenses — Most expenses of the Trust can be directly attributed to a particular fund. Expenses which cannot be directly attributed to a particular fund are apportioned among the funds of the Trust based on the number of funds and/or relative net assets.

Classes — Class specific expenses are borne by that class of shares. Income, realized and unrealized gains (losses), and non-class specific expenses are allocated to the respective class on the basis of relative daily net assets.

Dividends and Distributions to Shareholders — The Funds distribute substantially all of their net investment income annually. Any net realized capital gains are distributed annually. All distributions are recorded on ex-dividend date.

Equity-Linked Warrants — The Funds may invest in equity-linked and index-linked warrants. Equity-linked warrants provide a way for investors to access markets where entry is difficult or costly. A Fund purchases the equity-linked and index-linked warrants from a broker, who in turn is expected to purchase shares in the local market and issue a call warrant hedged on the underlying holdings. If the Fund exercises its call and closes its position, the shares are expected to be sold and the warrant redeemed with the proceeds. Each warrant typically represents one share of the underlying stock or basket of stocks representing the index. Therefore, the price, performance and liquidity of the warrant are all linked to the underlying stock or index, less transaction costs. Equity-linked warrants are generally valued at the closing price of the underlying securities, then adjusted for stock dividends declared by the underlying securities. In addition to the market risk related to the underlying holdings, the Fund bears additional counterparty risk with respect to the issuing broker. A Fund may also purchase warrants, issued by banks and other financial institutions, whose values are based on the values from time to time of one or more securities indices.

Forward Foreign Currency Contracts — The Funds may enter into forward foreign currency contracts as hedges against either specific transactions, fund positions or anticipated fund positions. The Funds may also engage in currency transactions to enhance the Funds’ returns. All commitments are “marked-to-market” daily at the applicable foreign exchange rate, and any resulting unrealized gains or losses are recorded currently. The Funds realizes gains and losses at the time forward contracts are extinguished. Unrealized gains or losses on outstanding positions in forward foreign currency contracts held at the close of the period are recognized as ordinary income or loss for Federal income tax purposes. The Funds could be exposed to risk if the counterparties to the contracts are unable to meet the terms of the contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. Finally, the risk exists that losses could exceed amounts disclosed on the Statements of Assets and Liabilities. There were no open forward foreign currency contracts as of September 30, 2025.

THE ADVISORS’ INNER CIRCLE FUND III

REDWHEEL FUNDS

SEPTEMBER 30, 2025

Swap Contracts — The Funds are authorized to enter into swap contracts, including total return swaps and equity swaps contracts. Swaps are a two-party contract in which the seller (buyer) will pay to the buyer (seller) the difference between the current value of a security and its value at the time the contract was entered. In a typical equity swap, one party agrees to pay another party the return on a stock, stock index or basket of stocks in return for a specified interest rate. By entering into an equity index swap, for example, the index receiver can gain exposure to stocks making up the index of securities without actually purchasing those stocks. Equity index swaps involve not only the risk associated with investment in the securities represented in the index, but also the risk that the performance of such securities, including dividends, will not exceed the return on the interest rate that the Fund will be committed to pay.

Total return swaps are contracts in which one party agrees to make payments of the total return from a reference instrument — which may be a single asset, a pool of assets or an index of assets — during a specified period, in return for payments equal to a fixed or floating rate of interest or the total return from another underlying reference instrument. The total return includes appreciation or depreciation on the underlying asset, plus any interest or dividend payments. Payments under the swap are based upon an agreed upon principal amount but, since the principal amount is not exchanged, it represents neither an asset nor a liability to either counterparty, and is referred to as notional. Total return swaps are marked to market daily using different sources, including quotations from counterparties, pricing services, brokers or market makers. The unrealized appreciation or depreciation related to the change in the valuation of the notional amount of the swap is combined with the amount due to the Fund at termination or settlement. The primary risks associated with total return swaps are credit risks (if the counterparty fails to meet its obligations) and market risk (if there is no liquid market for the swap or unfavorable changes occur to the underlying reference instrument).

Periodic payments made or received are recorded as realized gains or losses. At year end, the Statements of Assets and Liabilities reflect, if any, unrealized appreciation or depreciation and accrued periodic payments for swap contracts the Fund may have open at period end. Entering into swap contracts involve, to varying degrees, elements of credit, interest rate and market risk in excess of the amounts recognized on the Statements of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these contracts, that the counterparty to the contract may default on its obligation to perform and that there may be unfavorable changes in market conditions or fluctuations in interest rates. Swap contracts outstanding at period end, if any, are listed on the Schedule of Investments. In connection with swap contracts, cash or securities may be segregated as collateral by the Fund’s custodian.

There is the risk that the counterparty refuses to continue to enter into swap agreements with the Fund in the future, or requires increased fees, which could impair the Fund’s ability to achieve its investment objective. A counterparty may also increase its collateral requirements, which may limit the Fund’s ability to use leverage and reduce investment returns. In addition, if the Fund cannot locate a counterparty willing to enter into transactions with the Fund, it will not be able to implement its investment strategy. There were no open swap contracts as of September 30, 2025.

THE ADVISORS’ INNER CIRCLE FUND III

REDWHEEL FUNDS

SEPTEMBER 30, 2025

3. Transactions with Affiliates:

Certain officers of the Trust are also employees of the Administrator, a wholly owned subsidiary of SEI Investments Company, and/or SEI Investments Distribution Co. (the “Distributor”). Such officers are paid no fees by the Trust, other than the Chief Compliance Officer (“CCO”) as described below, for serving as officers of the Trust.

The services provided by the CCO and his staff are paid for by the Trust as incurred. The services include regulatory oversight of the Trust’s advisors and service providers as required by SEC regulations. The CCO’s services and fees have been approved by and are reviewed by the Board. For the year or period ended September 30, 2025 the Redwheel Global Emerging Equity Fund and Redwheel Next Generation Power Infrastructure Fund were allocated CCO fees totaling $6,711 and $2,774, respectively.

4. Administration, Distribution, Shareholder Servicing, Custodian and Transfer Agent Agreements:

U.S. Bancorp Fund Services, LLC, doing business as U.S. Bank Global Fund Services (“Predecessor Fund Services” or the “Predecessor Administrator”) acted as the Fund’s Administrator, Transfer Agent and fund accountant until September 30, 2024. U.S. Bank, N.A. (the “Predecessor Custodian”) served as the custodian to the Fund until September 30, 2024. The Predecessor Custodian is an affiliate of the Predecessor Administrator. The Predecessor Administrator performed various administrative and accounting services for the Fund. The Predecessor Administrator prepared various federal and state regulatory filings, reports and returns for the Fund; prepared reports and materials to be supplied to the Trustees; monitored the activities of the Fund’s custodian; coordinated the payment of the Fund’s expenses and reviewed the Fund’s expense accruals. The officers of the Managed Portfolio Series including the Chief Compliance Officer were employees of the Predecessor Administrator. As compensation for its services, the Predecessor Administrator was entitled to a monthly fee at an annual rate of 0.07% of the first $125 million of the average daily net assets, 0.05% on the next $250 million of the average daily net assets and 0.0325% of the daily average net assets in excess of $375 million, subject to an annual minimum of $60,000.

The Funds and the Administrator are parties to an Administration Agreement under which the Administrator provides administration services to the Funds. For these services, the Administrator is paid an asset based fee, which will vary depending on the number of share classes and the average daily net assets of the Funds. For the year or period ended September 30, 2025, the Redwheel Global Emerging Equity Fund and Redwheel Next Generation Power Infrastructure Fund paid $269,131 and $205,070 for these services, respectively.

The Redwheel Global Emerging Equity Fund has adopted the Distribution Plan (the “Global Emerging Plan”) for the Class N Shares of this Fund. Under the Global Emerging Plan, the Distributor, or third parties that enter into agreements with the Distributor, may receive up to 0.25% of the Fund’s average daily net assets attributable to Class N Shares. The Redwheel Next Generation Power Infrastructure Fund has adopted the Distribution Plan (the “Next Generation Plan”) for the Class A Shares (the “Global Plan and the Next Generation Plan hereinafter referred to collectively as the “Plans”) of this Fund. Under the Next Generation Plan, the Distributor, or third parties that enter into agreements with the Distributor, may receive up to 0.25% of the Fund’s average daily net assets attributable to Class A Shares. Under each of the Plans, the Distributor may make payments pursuant to written agreements to financial institutions and intermediaries such as banks, savings and loan associations and insurance companies including, without limit, investment counselors, broker-dealers and the Distributor’s affiliates and subsidiaries (collectively, “Agents”) as compensation for services and reimbursement of expenses incurred in connection with distribution assistance. Each Plan is characterized as a compensation plan since the distribution fee under the Plan will be paid to the Distributor without regard to the distribution expenses incurred by the Distributor or the amount of payments made to other financial institutions and intermediaries. The Trust intends to operate each Plan in accordance with that Plan’s terms and with the Financial Industry Regulatory Authority (“FINRA”) rules concerning sales charges. For the period ended September 30, 2025 the Redwheel Next Generation Power Infrastructure Fund paid $1,655.

THE ADVISORS’ INNER CIRCLE FUND III

REDWHEEL FUNDS

SEPTEMBER 30, 2025

The Redwheel Global Emerging Equity Fund has adopted a shareholder servicing plan (the “Service Plan”) under which a shareholder servicing fee of up to 0.09% of average daily net assets of the Class N Shares and 0.09% of average daily net assets of Class I Shares of the Fund will be paid to other service providers. Certain brokers, dealers, banks, trust companies and other financial representatives receive compensation from the Fund for providing a variety of services, including record keeping and transaction processing. Such fees are based on the assets of the Fund that are serviced by the financial representative. Such fees are paid by the Fund to the extent that the number of accounts serviced by the financial representative multiplied by the account fee charged by the Fund’s transfer agent would not exceed the amount that would have been charged had the accounts serviced by the financial representative been registered directly through the transfer agent. All fees in excess of this calculated amount are paid by the Adviser. For the period ended September 30, 2025 the Fund paid $177,589 for these services.

Brown Brothers Harriman & Co. acts as custodian (the “Custodian”) for the Funds. The Custodian plays no role in determining the investment policies of the Funds or which securities are to be purchased or sold by the Fund. For the year or period ended September 30, 2025, the Redwheel Global Emerging Equity Fund and Redwheel Next Generation Power Infrastructure Fund paid fees totaling $144,487 and $34,972, respectively for these services.

SS&C Global Investor & Distribution Solutions, Inc. serves as transfer agent and dividend disbursing agent for the Funds under the transfer agency agreement with the Trust. The Funds earned cash management credits of $609 and $14,649, which were used to offset transfer agent expenses. This amount is labeled “Fees Paid Indirectly” on the Statements of Operations.

5. Investment Advisory Agreement:

Under the terms of an investment advisory agreement, the Advisers provide investment advisory services to the Redwheel Global Emerging Equity Fund and the Redwheel Next Generation Power Infrastructure Fund at a fee computed daily at an annual rate of 0.90% and 0.75% respectively, of the Funds’ average daily net assets. As of September 30, 2025, the fees for these services were $2,061,294 and $1,241,619 for the Redwheel Global Emerging Equity Fund and the Redwheel Next Generation Power Infrastructure Fund, respectively.

RWC Asset Advisors (US) LLC, for the Redwheel Global Emerging Equity Fund’s investment adviser, previously entered into an expense limitation agreement with respect to the Fund (the “Expense Limitation Agreement”), pursuant to which agreement: (i) RWC Asset Advisors (US) LLC previously had agreed to waive its fees and/or reimburse expenses to the extent necessary to keep total annual Fund operating expenses (excluding certain expenses) from exceeding 1.25% of the average daily net assets of each of the Fund’s share classes; and (ii) the agreement could be terminated by the Board for any reason at any time, or by RWC Asset Advisors (US) LLC, upon ninety (90) days’ prior written notice to the Trust, through the close of business on January 29, 2024 (the “Expense Limitation”). Effective as of the close of business on January 29, 2024, RWC Asset Advisors (US) LLC terminated the Adviser’s Expense Limitation Agreement with respect to the Fund.

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Pursuant to the now-terminated Expense Limitation Agreement, RWC Asset Advisors (US) LLC may recover all or a portion of its fee reductions or expense reimbursements, up to the expense cap in place at the time the expenses were waived, within a three-year period from the year in which it reduced its fee or reimbursed expenses if the Fund’s total annual fund operating expenses are below the Expense Limitation. The amount recovered in the year ended September 30, 2025 was $66,734. There are no remaining fees previously waived and subject to future reimbursement.

Effective September 30, 2024, RWC Asset Management LLP, for the Redwheel Next Generation Power Infrastructure Fund’s investment adviser, entered into an expense limitation agreement with respect to the Fund (the “Expense Limitation Agreement”), pursuant to which agreement: (i) RWC Asset Management LLP previously had agreed to waive its fees and/or reimburse expenses to the extent necessary to keep total annual Fund operating expenses (excluding certain expenses) from exceeding 1.00% of the average daily net assets of each of the Fund’s share classes; and (ii) the agreement could be terminated by the Board for any reason at any time, or by RWC Asset Management LLP, upon ninety (90) days’ prior written notice to the Trust, through the close of business on September 30, 2026 (the “Expense Limitation”).

The Predecessor Adviser (Tortoise Capital Advisors, L.L.C.) also had agreed to reduce its fees and/or reimburse expenses to the extent necessary to keep the Ecofin Predecessor Fund’s total annual fund operating expenses (excluding brokerage fees and commissions, interest, taxes, fees and expenses of other funds in which the Ecofin Predecessor Fund invested, and extraordinary expenses, including litigation expenses not incurred in the Ecofin Predecessor Fund’s ordinary course of business) from exceeding 1.00%, expressed as a percentage of average daily net assets of each share class.

RWC Asset Management LLP has contractually agreed to waive its fees and/or reimburse expenses to the extent necessary to keep total annual Fund operating expenses (excluding interest, taxes, brokerage commissions and other costs and expenses relating to the securities that are purchased and sold by the Fund, distribution and/or service (12b-1) fees, shareholder servicing fees, acquired fund fees and expenses, other expenditures which are capitalized in accordance with generally accepted accounting principles, and non-routine expenses (collectively, “excluded expenses”)).

Pursuant to the Expense Limitation Agreement, RWC Asset Management LLP may recover all or a portion of its fee reductions or expense reimbursements, up to the expense cap in place at the time the expenses were waived, within a three-year period from the year in which it reduced its fee or reimbursed expenses if the Fund’s total annual fund operating expenses are below the Expense Limitation. As of September 30, 2025, the fees which were waived and reimbursed to the Fund by RWC Asset Management LLP which may be subject to possible future reimbursement, up to the expense cap in place at the time the expenses were waived and reimbursed to the Fund, to the Adviser were $92,442 expiring in 2028. During the year or period ended September 30, 2025, the Fund did not incur any recoupments and the Predecessor Adviser may not receive recoupments.

The purchases of the Fund’s A Class Shares of $1 million or more are not subject to a sales charge at the time of purchase, but generally are subject to a 1.00% Contingent Deferred Sales Charge (“CDSC”) if redeemed within 12 months of purchase. This CDSC will be assessed on an amount equal to the lesser of the initial value of the shares redeemed and the value of shares redeemed at the time of redemption.

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6. Investment Transactions:

For the year September 30, 2025 for the Redwheel Global Emerging Equity Fund and the period ended September 30, 2025, for the Redwheel Next Generation Power Infrastructure Fund the purchases and sales of investment securities other than long-term U.S. Government and short-term investments were:

	Purchases	Sales
Redwheel Global Emerging Equity Fund	$222,632,016	$273,848,171
Redwheel Next Generation Power Infrastructure Fund	91,246,092	149,832,320

There were no purchases or sales of long-term U.S. Government securities.

7. Capital Share Transactions:

Capital share transactions were as follows:

	Year Ended September 30, 2025	Year Ended September 30, 2024
Redwheel Global Emerging Equity Fund
Institutional Class Shares
Issued	719,135	3,768,310
Reinvestment of Distributions	66,754	33,488
Redeemed	(2,385,676)	(633,972)
Total Institutional Class Shares Transactions	(1,599,787)	3,167,826
Class I Shares
Issued	2,622,349	3,265,959
Reinvestment of Distributions	106,191	54,746
Redeemed	(5,929,949)	(2,112,551)
Total Class I Shares Transactions	(3,201,409)	1,208,154
Net Increase (Decrease) in Shares Outstanding From Share Transactions	(4,801,196)	4,375,980

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	Period	Year	Year
	Ended	Ended	Ended
	September 30,	November 30,	November 30,
	2025(1)	2024	2023
Redwheel Next Generation Power
Infrastructure Fund
Institutional Class Shares
Issued	4,300,114	9,431,916	13,550,530
Reinvestment of Distributions	398,975	785,408	745,840
Redeemed	(11,834,501)	(9,175,271)	(19,329,343)
Total Institutional Class Shares Transactions	(7,135,412)	1,042,053	(5,032,973)
Class A Shares
Issued	8,814	17,322	62,638
Reinvestment of Distributions	2,205	5,120	6,694
Redeemed	(59,733)	(136,246)	(65,349)
Total Class A Shares Transactions	(48,714)	(113,804)	3,983
Net Increase (Decrease) in Shares
Outstanding From Share Transactions	(7,184,126)	928,249	(5,028,990)

(1)	For the period December 1, 2024 to September 30, 2025. Effective March 26, 2025, the Redwheel Next Generation Power Infrastructure Fund changed its fiscal year end to September 30 (see Note 1 in the Notes to Financial Statements).

8. Federal Tax Information:

It is each Fund’s intention to continue to qualify as a regulated investment company for Federal income tax purposes and distribute all of its taxable income (including net capital gains). Accordingly, no provision for Federal income taxes is required.

Reclassification of Components of Net Assets — The timing and characterization of certain income and capital gain distributions are determined annually in accordance with Federal tax regulations which may differ from accounting principles generally accepted in the United States. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for the reporting period may differ from distributions during such period. These book/tax differences may be temporary or permanent in nature. The permanent differences primarily consist of reclassification of foreign currency translations, capital gains taxes and investments in Passive Foreign Investment Company (“PFICs”).

The tax character of dividends and distributions paid during the years ended September 30, 2025 and 2024 were as follows:

	Ordinary Income	Total
Redwheel Global Emerging Equity Fund
2025	$2,534,236	$2,534,236
2024	1,144,004	1,144,004

The tax character of dividends and distributions paid during the period or year ended September 30, 2025, November 30, 2024 and November 30, 2023 were as follows:

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	Ordinary Income	Return of Capital	Total
Redwheel Next Generation Power Infrastructure Fund
2025	$4,720,258	$535,160	$5,255,418
2024	9,322,105	765,131	10,087,236
2023	1,804,062	8,107,285	9,911,347

As of September 30, 2025, the components of Distributable Earnings (Accumulated Losses) on a tax basis were as follows:

	Redwheel Global Emerging Equity Fund	Redwheel Next Generation Power Infrastructure Fund
Undistributed Ordinary Income	$1,417,673	$–
Capital Loss Carryforwards	(52,714,501)	(45,956,256)
Unrealized Appreciation	65,948,890	16,499,430
Other Temporary Differences	(2)	(2)
Total Distributable Earnings (Accumulated Losses)	$14,652,060	$(29,456,828)

For taxable years beginning after December 22, 2010, a Registered Investment Company within the meaning of the 1940 Act (“RIC”) is permitted to carry forward net capital losses to offset capital gains realized in later years, and the losses carried forward retain their original character as either long-term or short-term losses. Losses carried forward under these provisions are as follows:

	Short-Term	Long-Term
	Loss	Loss	Total
Redwheel Global Emerging Equity Fund	$52,714,501	$–	$52,714,501
Redwheel Next Generation Power Infrastructure Fund	3,818,735	42,137,521	45,956,256

During the year ended September 30, 2025, the Redwheel Global Emerging Equity Fund utilized $6,823,779 in capital loss carryforward to offset capital gains.

For Federal income tax purposes the difference between Federal tax cost and book cost primarily relates to wash sales and PFIC Mark to Market. The Federal tax cost and aggregate gross unrealized appreciation and depreciation for the investments held (including foreign currency) by the Funds at

September 30, 2025, were as follows:

		Aggregate	Aggregate
		Gross	Gross	Net
	Federal Tax	Unrealized	Unrealized	Unrealized
	Cost	Appreciation	Depreciation	Appreciation
Redwheel Global Emerging Equity Fund	$177,703,317	$71,195,057	$(5,246,167)	$65,948,890
Redwheel Next Generation Power Infrastructure Fund	193,343,543	19,182,050	(2,682,620)	16,499,430

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9. Concentration of Shareholders:

At September 30, 2025, the percentage of total shares outstanding, held by shareholders owning 10% or greater of the aggregate total shares outstanding, for each share class, which are comprised of individual shareholders and omnibus accounts that are held on behalf of various individual shareholders was as follows:

	No. of Shareholders	% Ownership
Redwheel Global Emerging Equity Fund, Institutional Class Shares	4	85%
Redwheel Global Emerging Equity Fund, Class I Shares	1	67%
Redwheel Next Generation Power Infrastructure Fund, Institutional Class Shares	2	55%
Redwheel Next Generation Power Infrastructure Fund, Class A Shares	2	64%

10. Concentration of Risks:

As with all mutual funds, there is no guarantee that either Fund will achieve its investment objective. You could lose money by investing in either Fund. A Fund share is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation (“FDIC”) or any other government agency. The principal risk factors affecting shareholders’ investments in the Funds are set forth below.

Market Risk (Redwheel Next Generation Power Infrastructure Fund) – The prices of and the income generated by the Fund’s securities may decline in response to, among other things, investor sentiment, general economic and market conditions, regional or global instability, and currency and interest rate fluctuations. In addition, the impact of any epidemic, pandemic or natural disaster, or widespread fear that such events may occur, could negatively affect the global economy, as well as the economies of individual countries, the financial performance of individual companies and sectors, and the markets in general in significant and unforeseen ways. Any such impact could adversely affect the prices and liquidity of the securities and other instruments in which the Fund invests, which in turn could negatively impact the Fund’s performance and cause losses on your investment in the Fund. Market risk may affect a single issuer, an industry, a sector or the equity or bond market as a whole.

Equity Securities Risk – Since each of the Funds purchases equity securities, each Fund is subject to the risk that stock prices may fall over short or extended periods of time. Historically, the equity market has moved in cycles, and the value of the Fund’s securities may fluctuate from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. In addition, the impact of any epidemic, pandemic or natural disaster, or widespread fear that such events may occur, could negatively affect the global economy, as well as the economies of individual countries, the financial performance of individual companies and sectors, and the markets in general in significant and unforeseen ways. Any such impact could adversely affect the prices and liquidity of the securities and other instruments in which the Fund invests, which in turn could negatively impact the Fund’s performance and cause losses on your investment in the Fund. These factors contribute to price volatility, which is the principal risk of investing in the Fund.

Renewable Energy Company Risk (Redwheel Next Generation Power Infrastructure Fund) – Because the Fund invests in renewable energy companies, the value of Fund shares may be affected by events that adversely affect that industry, such as technology shifts, short product lifecycles, falling prices and profits, competition and general economic conditions, and may fluctuate more than that of a fund that does not concentrate in sustainable energy solutions companies.

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Adviser Risk (Redwheel Next Generation Power Infrastructure Fund) – The Fund may not meet its investment objective or may underperform the market or other mutual funds with similar strategies if the Adviser cannot successfully implement the Fund’s investment strategies.

Concentration Risk (Redwheel Next Generation Power Infrastructure Fund) – The Fund’s strategy of focusing its investments in Renewable Infrastructure companies means that the performance of the Fund will be closely tied to the performance of the renewable electricity and utility infrastructure industry. The Fund’s focus in this industry presents more risk than if it were broadly diversified over numerous industries and sectors of the economy. An inherent risk associated with any investment focus is that the Fund may be adversely affected if one or two of its investments perform poorly.

Energy Infrastructure Industry Risk (Redwheel Next Generation Power Infrastructure Fund) – Companies in the energy infrastructure industry are subject to many risks that can negatively impact the revenues and viability of companies in this industry, including, but not limited to risks associated with companies owning power infrastructure, propane assets, as well as capital markets, terrorism, natural disasters, climate change, operating, regulatory, environmental, supply and demand, and price volatility risks.

Renewable Energy Infrastructure Industry Risk (Redwheel Next Generation Power Infrastructure Fund) – Companies in the renewable energy infrastructure industry are subject to many business, economic, environmental, and regulatory risks that can adversely affect the costs, revenues, profits, and viability of companies in the industry. These risks include, but are not limited to, the following: volatility in competing commodity prices and changes in supply and demand, which may affect the volume of energy commodities transported, processed, stored and or distributed; specific risks associated with companies owning and/or operating renewable energy or utility transmission systems; operating risks including outages, structural and maintenance, impairment and safety problems; changes in the regulatory environment at federal, state and local levels, and in foreign markets; environmental regulation and liability risk; terrorism risk; extreme weather and other natural disasters; and capital markets risk, resulting in a higher capital costs or impacting growth and access to capital.

New Technology Risk (Redwheel Next Generation Power Infrastructure Fund) – New technologies used in renewable energy have a shorter commercial experience vs traditional energy production technologies. Also, advancements in renewable energy may create disruptive competitive threats to both incumbent technologies, such as centralized electric transmission and distribution networks; in progressively more efficient or lower cost versions of existing renewable technology, or possibly advancements or innovations in competing renewable technology.

ESG Risk (Redwheel Next Generation Power Infrastructure Fund) – A company’s ESG score is one factor considered by the Adviser when determining whether to buy or sell a security. The Fund may purchase and hold securities that present ESG risks. The evaluation of ESG factors is often subjective and the Adviser may not identify or evaluate every relevant ESG factor with respect to every investment. As a result, the ESG evaluation performed by the Adviser may differ from the evaluations made by other investment advisers and may not reflect the beliefs or values of any particular investor. In addition, the evaluation of ESG factors and implementation of ESG-related investment restrictions (i.e., screens) rely on the availability of timely, complete and accurate ESG data being reported by issuers and/or third-party research providers, and ESG-related data is often based on estimates or assumptions. The Adviser’s ability to evaluate and assess ESG factors and the successful implementation of ESG-related investment restrictions may be limited or compromised to the extent relevant data is unavailable or inaccurate. The integration of ESG considerations may also cause the Fund to perform differently compared to accounts that do not integrate ESG considerations. For example, ESG considerations may result in the Fund foregoing opportunities to buy certain securities when it might otherwise be advantageous to do so. Further, an increased focus on ESG or sustainability investing in recent years may have led to increased valuations of certain issuers with higher ESG profiles. A reversal of that trend could result in losses with respect to investments in such issuers.

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Non-Diversified Fund Risk (Redwheel Next Generation Power Infrastructure Fund) – The Fund is classified as “non-diversified,” which means it may invest a larger percentage of its assets in a smaller number of issuers than a diversified fund. To the extent that the Fund invests its assets in a smaller number of issuers, the Fund will be more susceptible to negative events affecting those issuers than a diversified fund. Accordingly, the limited number of issuers in which the Fund invests means that each issuer has a proportionately greater impact on the Fund’s returns. However, the Fund intends to satisfy the asset diversification requirements for qualifying as a regulated investment company (“RIC”) under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”).

Foreign Securities Risk – Investing in foreign companies, including direct investments and investments through depositary receipts, poses additional risks since political and economic events unique to a country or region will affect those markets and their issuers. These risks will not necessarily affect the U.S. economy or similar issuers located in the United States. Securities of foreign companies may not be registered with the U.S. Securities and Exchange Commission (the “SEC”) and foreign companies are generally not subject to the regulatory controls imposed on U.S. issuers and, as a consequence, there is generally less publicly available information about foreign securities than is available about domestic securities. Income from foreign securities owned by the Fund may be reduced by a withholding tax at the source, which tax would reduce income received from the securities comprising the portfolio. Foreign securities may also be more difficult to value than securities of U.S. issuers. In addition, periodic U.S. Government restrictions on investments in issuers from certain foreign countries may require the Fund to sell such investments at inopportune times, which could result in losses to the Fund. While depositary receipts provide an alternative to directly purchasing the underlying foreign securities in their respective national markets and currencies, investments in depositary receipts continue to be subject to many of the risks associated with investing directly in foreign securities.

ADR Risk (Redwheel Next Generation Power Infrastructure Fund) – Investments in ADRs may be less liquid and more volatile than the underlying securities in their primary trading market. If a depositary receipt is denominated in a different currency than its underlying securities, the Fund will be subject to the currency risk of both the investment in the depositary receipt and the underlying security. Holders of depositary receipts may have limited or no rights to take action with respect to the underlying securities or to compel the issuer of the receipts to take action. The prices of depositary receipts may differ from the prices of securities upon which they are based.

Emerging and Frontier Markets Securities Risk – A Fund’s investments in emerging or frontier markets securities are considered speculative and subject to heightened risks in addition to the general risks of investing in foreign securities. Unlike more established markets, emerging and frontier markets may have governments that are less stable, markets that are less liquid and economies that are less developed. In addition, the securities markets of emerging and frontier market countries may consist of companies with smaller market capitalizations and may suffer periods of relative illiquidity; significant price volatility; restrictions on foreign investment; and possible restrictions on repatriation of investment income and capital. Furthermore, foreign investors may be required to register the proceeds of sales, and future economic or political crises could lead to price controls, forced mergers, expropriation or confiscatory taxation, seizure, nationalization or creation of government monopolies.

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Large-Cap Company Risk (Redwheel Next Generation Power Infrastructure Fund) – If valuations of large capitalization companies appear to be greatly out of proportion to the valuations of small or medium capitalization companies, investors may migrate to the stocks of small and medium-sized companies. The risk that larger, more established companies may be unable to respond quickly to new competitive challenges such as changes in technology and consumer tastes. Larger companies also may not be able to attain the high growth rates of successful smaller companies.

Small-Cap and Mid-Cap Capitalization Company Risk – The small- and mid-capitalization companies in which each of the Funds may invest may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, investments in these small and medium-sized companies may pose additional risks, including liquidity risk, because these companies may have limited product lines, markets and financial resources, and may depend upon a relatively small management group. Therefore, small- and mid-capitalization stocks may be more volatile than those of larger companies. These securities may be traded over-the-counter or listed on an exchange.

Debt Securities Risk (Redwheel Next Generation Power Infrastructure Fund) – The prices of the Fund’s fixed-income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers, including governments and their agencies. Generally, the Fund’s fixed-income securities will decrease in value if interest rates rise and vice versa. In a low interest rate environment, risks associated with rising rates are heightened. Declines in dealer market-making capacity as a result of structural or regulatory changes could decrease liquidity and/or increase volatility in the fixed-income markets.

Government-Sponsored Entities Risk (Redwheel Next Generation Power Infrastructure Fund) – The Fund may invest in securities issued or guaranteed by government-sponsored entities. However, these securities may not be guaranteed or insured by the U.S. government and may only be supported by the credit of the issuing agency.

Foreign Currency Risk – (Redwheel Global Emerging Equity Fund) As a result of the Funds’ investments in securities denominated in, and/or receiving revenues in, foreign currencies, the Funds will be subject to currency risk. Currency risk is the risk that foreign currencies will decline in value relative to the U.S. dollar or, in the case of hedged positions, that the U.S. dollar will decline in value relative to the currency hedged. In either event, the dollar value of an investment in the Funds would be adversely affected.

REIT Risk (Redwheel Next Generation Power Infrastructure Fund) – REITs are pooled investment vehicles that own, and usually operate, income-producing real estate. REITs are susceptible to the risks associated with direct ownership of real estate, such as the following: declines in property values; increases in property taxes, operating expenses, interest rates or competition; overbuilding; zoning changes; and losses from casualty or condemnation. REITs typically incur fees that are separate from those of the Fund. Accordingly, the Fund’s investments in REITs will result in the layering of expenses such that shareholders will indirectly bear a proportionate share of the REITs’ operating expenses, in addition to paying Fund expenses. REIT operating expenses are not reflected in the fee table and example in this prospectus.

Risks of Investing In Other Investment Companies and RIC Compliance Risk – To the extent that a Fund invests in other investment companies, such as open-end funds, closed-end funds and ETFs, the Fund will be subject to substantially the same risks as those associated with the direct ownership of the securities held by such other investment companies. As a shareholder of another investment company, the Fund relies on that investment company to achieve its investment objective. If the investment company fails to achieve its objective, the value of the Fund’s investment could decline, which could adversely affect the Fund’s performance. By investing in another investment company, Fund shareholders indirectly bear the Fund’s proportionate share of the fees and expenses of the other investment company, in addition to the fees and expenses that Fund shareholders directly bear in connection with the Fund’s own operations.

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Because ETFs and certain closed-end funds are listed on national stock exchanges and are traded like stocks listed on an exchange, their shares potentially may trade at a discount or premium. Investments in ETFs and certain closed-end funds are also subject to brokerage and other trading costs, which could result in greater expenses to the Fund. In addition, because the value of ETF and certain closed-end fund shares depends on the demand in the market, the Adviser may not be able to liquidate the Fund’s holdings at the most optimal time, which could adversely affect Fund performance.

For any taxable year the Fund fails to qualify as a RIC, the Fund’s taxable income will be subject to federal income tax at regular corporate rates. The resulting increase to the Fund’s expenses will reduce its performance and its income available for distribution to shareholders.

Rights and Warrants Risk – Investments in rights or warrants by a Fund involve the risk of loss of the purchase value of a right or warrant if the right to subscribe to additional shares is not exercised prior to the right’s or warrant’s expiration. Also, the purchase of rights and/or warrants involves the risk that the effective price paid for the right and/or warrant added to the subscription price of the underlying security may exceed the market price of the underlying security in instances such as those where there is no movement in the price of the underlying security.

Initial Public Offering (“IPO”) Risk (Redwheel Next Generation Power Infrastructure Fund) – The market value of shares issued in an IPO may fluctuate considerably due to factors such as the absence of a prior public market, unseasoned trading, the small number of shares available for trading and limited information about a company’s business model, quality of management, earnings growth potential, and other criteria used to evaluate its investment prospects. Accordingly, investments in IPO shares involve greater risks than investments in shares of companies that have traded publicly on an exchange for extended periods of time. Investments in IPO shares may also involve high transaction costs, and are subject to market risk and liquidity risk, which are described elsewhere in this section.

Cybersecurity Risk (Redwheel Next Generation Power Infrastructure Fund) – The Fund and its service providers may experience disruptions that arise from breaches in cyber security, human error, processing and communications errors, counterparty or third-party errors, technology or systems failures, any of which may have an adverse impact on the Fund. Failures or breaches of the electronic systems of the Fund, the Fund’s adviser, distributor, and other service providers, or the issuers of securities in which the Fund invests have the ability to cause disruptions and negatively impact the Fund’s operations, potentially resulting in financial losses to the Fund and its shareholders.

Liquidity Risk – Certain securities may be difficult or impossible to sell at the time and the price that a Fund would like. The Fund may have to accept a lower price to sell a security, sell other securities to raise cash, or give up an investment opportunity, any of which could have a negative effect on Fund management or performance.

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Credit Risk (Redwheel Next Generation Power Infrastructure Fund) - The risk that the issuer of a security or the counterparty to a contract will default or otherwise become unable to honor a financial obligation. A decline in the credit rating of an individual security held by the Fund may have an adverse impact on its price. Rating agencies might not always change their credit rating on an issuer or security in a timely manner to reflect events that could affect the issuer’s ability to make timely payments on its obligations.

Convertible Securities Risk – The value of a convertible security is influenced by changes in interest rates (with investment value declining as interest rates increase and increasing as interest rates decline) and the credit standing of the issuer. The price of a convertible security will also normally vary in some proportion to changes in the price of the underlying common stock because of the conversion or exercise feature.

U.S. Government Securities Risk (Redwheel Next Generation Power Infrastructure Fund) — Although U.S. Government securities are considered to be among the safest investments, they are not guaranteed against price movements due to changing interest rates. Obligations issued by some U.S. Government agencies are backed by the U.S. Treasury, while others are backed solely by the ability of the agency to borrow from the U.S. Treasury or by the agency’s own resources.

Preferred Stock Risk (Redwheel Next Generation Power Infrastructure Fund) – Preferred stock is a type of stock that generally pays dividends at a specified rate and that has preference over common stock in the payment of dividends and the liquidation of assets. Preferred stock does not ordinarily carry voting rights. The price of a preferred stock is generally determined by earnings, type of products or services, projected growth rates, experience of management, liquidity, and general market conditions of the markets on which the stock trades. The most significant risks associated with investments in preferred stock include issuer risk, market risk and interest rate risk (i.e., the risk of losses attributable to changes in interest rates).

Tax Risk (Redwheel Next Generation Power Infrastructure Fund) – Income from certain exchange traded products that invest in commodities and other non-security based asset classes, as well as direct investments in such alternative asset classes such as gold, may not be qualifying income for purposes of the qualifying income test that must be met by the Fund in order to qualify as a RIC under Subchapter M of the Code. The Fund will seek to restrict its income from direct investments in such alternative investments that do not generate qualifying income to a maximum of 10% of its gross income (when combined with its other investments that produce non-qualifying income) to comply with certain qualifying income tests necessary for the Fund to qualify as a RIC under the Code. However, there is no guarantee that the Fund will be successful in this regard. If the Fund fails to qualify as a RIC and to avail itself of certain relief provisions, it would be subject to tax at the regular corporate rate without any deduction for distributions to shareholders, and its distributions would generally be taxable as dividends. Please see the Fund’s Statement of Additional Information (the “SAI”) for a more detailed discussion, including the availability of certain relief provisions for certain failures by the Fund to qualify as a RIC. The tax treatment of certain commodity investments and other non-security based instruments may be affected by future regulatory or legislative changes that could affect the character, timing and/or amount of the Fund’s taxable income or gains and distributions. The Fund’s pursuit of its investment objective will potentially be limited by the Fund’s intention to qualify for treatment as a RIC. The Fund can make certain investments, the treatment of which is unclear under the Code and could adversely affect the Fund’s ability to qualify as a RIC.

Derivatives Risk – The Redwheel Next Generation Powers Infrastructure Fund’s use of options, equity-linked notes and swaps, futures contracts, and hedging is subject to correlation risk, leverage risk, liquidity risk, and market risk. The Redwheel Next Generation Powers Infrastructure Fund’s use of equity-linked notes and swaps for all purposes, including speculative purposes, is subject to market risk, correlation risk, credit risk, valuation risk, and liquidity risk. The Redwheel Next Generation Powers Infrastructure Fund’s use of swaps also is subject to leverage risk.

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Correlation risk is the risk that changes in the value of the derivative may not correlate perfectly or at all with the underlying asset, rate, or index.

Leverage risk is the risk that the use of leverage may amplify the effects of market volatility on the Fund’s share price and also may cause the Fund to liquidate portfolio positions when it would not be advantageous to do so in order to satisfy its obligations.

Market risk is the risk that the market value of an investment may move up and down, sometimes rapidly and unpredictably (market risk is described in greater detail elsewhere in this section).

Credit risk is the risk that the counterparty to a derivative contract will default or otherwise become unable to honor a financial obligation (credit risk is described in greater detail elsewhere in this section).

Valuation risk is the risk that the derivative may be difficult to value and/or valued incorrectly. Moreover, certain derivative instruments can magnify the extent of losses incurred due to changes in the market value of the securities to which these instruments relate.

Each of these risks could cause the Fund to lose more than the principal amount invested in a derivative instrument. Some derivatives have the potential for unlimited loss, regardless of the size of the Fund’s initial investment. Both U.S. and non-U.S. regulators have adopted and implemented regulations governing derivatives markets, the ultimate impact of which remains unclear.

Futures Contracts Risk – The price of a futures contract may change rapidly in response to changes in the markets and the general economic environment. Futures investments may result in investment exposures that are greater than their cost would suggest, meaning that a small investment in futures could have a large potential effect on the performance of the Fund. Generally, the purchase of a futures contract will increase the Fund’s exposure to the volatility of the underlying asset while the value of a futures contract that is sold will perform inversely to the underlying asset. The successful use of futures by the Fund will be subject to the Adviser’s ability to predict correctly movements in the direction of relevant markets, as well as interest rates, currency exchange rates and other economic factors.

Options Risk – Purchasing and writing put and call options are highly specialized activities and entail greater than ordinary investment risks. The Fund may not fully benefit from or may lose money on an option if changes in its value do not correspond as anticipated to changes in the value of the underlying securities. If the Fund is not able to sell an option held in its portfolio, it would have to exercise the option to realize any profit and would incur transaction costs upon the purchase or sale of the underlying securities. Ownership of options involves the payment of premiums, which may adversely affect the Fund’s performance. To the extent that the Fund invests in over-the-counter options, the Fund may be exposed to counterparty risk.

Swap Agreements Risk – A swap is a derivative that provides leverage, allowing the Fund to obtain exposure to an underlying asset, reference rate or index in an amount that is greater than the amount the Fund has invested. By using swap agreements, the Fund is exposed to counterparty credit risk. The use of swap agreements could cause the Fund to be more volatile, resulting in larger gains or losses in response to changes in the values of the assets, reference rates or indices underlying the swap agreements than if the Fund had made direct investments in such assets, reference rates or indices.

THE ADVISORS’ INNER CIRCLE FUND III

REDWHEEL FUNDS

SEPTEMBER 30, 2025

Hedging Risk – It is not possible to hedge fully or perfectly against any risk. While hedging can reduce losses, it can also reduce or eliminate gains or cause losses if the market moves in a different manner than anticipated by the Fund or if the cost of the derivative outweighs the benefit of the hedge. Hedging also involves the risk that changes in the value of the derivative will not match those of the holdings being hedged as expected by the Fund, in which case any losses on the holdings being hedged may not be reduced or may be increased.

Geographic Focus Risk (Redwheel Global Emerging Equity Fund) – To the extent that it focuses its investments in a particular country or geographic region, the Fund may be more susceptible to economic, political, regulatory or other events or conditions affecting issuers and countries within that country or geographic region. As a result, the Fund may be subject to greater price volatility and risk of loss than a fund holding more geographically diverse investments.

Risk of Investing in China (Redwheel Global Emerging Equity Fund) – The Chinese economy is generally considered an emerging market and can be significantly affected by economic and political conditions and policy in China and surrounding Asian countries. A relatively small number of Chinese companies represents a large portion of China’s total market and thus may be more sensitive to adverse political or economic circumstances and market movements. The economy of China differs, often unfavorably, from the U.S. economy in such respects as structure, general development, government involvement, wealth distribution, rate of inflation, growth rate, allocation of resources and capital reinvestment, among others. Under China’s political and economic system, the central government has historically exercised substantial control over virtually every sector of the Chinese economy through administrative regulation and/or state ownership. In addition, expropriation, including nationalization, confiscatory taxation, political, economic or social instability or other developments could adversely affect and significantly diminish the values of the Chinese companies in which the Fund invests.

Investment Style Risk (Redwheel Global Emerging Equity Fund) – The Fund pursues a “growth style” of investing, meaning that the Fund invests in equity securities of companies that the Adviser believes will have above-average rates of earnings growth and which, therefore, may experience above-average increases in stock prices. Over time, a growth investing style may go in and out of favor, causing the Fund to sometimes underperform other equity funds that use differing investing styles.

Private Placements Risk (Redwheel Global Emerging Equity Fund) – Investment in privately placed securities may be less liquid than investments in publicly traded securities. Although these securities may be resold in privately negotiated transactions, the prices realized from these sales could be less than those originally paid by the Fund or less than what may be considered the fair value of such securities. Further, companies whose securities are not publicly traded may not be subject to the disclosure and other investor protection requirements that might be applicable if their securities were publicly traded.

Stock Connect Investing Risk (Redwheel Global Emerging Equity Fund) – Trading through Stock Connect is subject to a number of restrictions that may affect the Fund’s investments and returns, including a daily quota that limits the maximum net purchases under Stock Connect each day. In addition, investments made through Stock Connect are subject to relatively untested trading, clearance and settlement procedures. Moreover, A-Shares purchased through Stock Connect generally may only be sold or otherwise transferred through Stock Connect. The Fund’s investments in A-Shares purchased through Stock Connect are generally subject to Chinese securities regulations and listing rules. While overseas investors currently are exempt from paying capital gains or value added taxes on income and gains from investments in A-Shares purchased through Stock Connect, these tax rules could be changed, which could result in unexpected tax liabilities for the Fund. Stock Connect operates only on days when both the Chinese and Hong Kong markets are open for trading and when banks in both markets are open on the corresponding settlement days. Therefore, the Fund may be subject to the risk of price fluctuations of A-Shares when Stock Connect is not trading.

THE ADVISORS’ INNER CIRCLE FUND III

REDWHEEL FUNDS

SEPTEMBER 30, 2025

Shareholder Concentration Risk – A large percentage of the Fund’s shares may be held by a small number of shareholders at any time. During any such time, a large redemption by one or more of these shareholders could materially increase the Fund’s transaction costs, which would negatively impact the Fund’s performance and could cause adverse tax consequences for the remaining shareholders of the Fund.

11. Indemnifications:

In the normal course of business, each Fund enters into contracts that provide general indemnifications. Each Fund’s maximum exposure under these arrangements is dependent on future claims that may be made against each Fund and, therefore, cannot be established; however, based on experience, the risk of loss from such claim is considered remote.

12. Recent Accounting Pronouncements:

In this reporting period, each Fund adopted FASB Accounting Standards Update 2023-07, Segment Reporting (Topic 280) - Improvements to Reportable Segment Disclosures (“ASU 2023-07”). Adoption of the new standard impacted financial statement disclosures only and did not affect each Fund’s financial position or the results of its operations. An operating segment is defined in Topic 280 as a component of a public entity that engages in business activities from which it may recognize revenues and incur expenses, has operating results that are regularly reviewed by the public entity’s chief operating decision maker (CODM) to make decisions about resources to be allocated to the segment and assess its performance, and has discrete financial information available. The management of each Fund’s Adviser acts as the Fund’s CODM. Each Fund represents a single operating segment, as the CODM monitors the operating results of the Fund as a whole and the Fund’s long-term strategic asset allocation is pre-determined in accordance with each Fund’s single investment objective which is executed by the Fund’s portfolio managers. The financial information in the form of the Fund’s schedule of investments, total returns, expense ratios and changes in net assets (i.e., changes in net assets resulting from operations, subscriptions and redemptions), which are used by the CODM to assess the segment’s performance versus each Fund’s comparative benchmarks and to make resource allocation decisions for each Fund’s single segment, is consistent with that presented within each Fund’s financial statements. Segment assets are reflected on the accompanying Statements of Assets and Liabilities as “total assets” and significant segment expenses are listed on the accompanying Statements of Operations.

In December 2023, the FASB issued Accounting Standards Update 2023-09 (“ASU 2023-09”), Income Taxes (Topic 740) Improvements to Income Tax Disclosures, which amends quantitative and qualitative income tax disclosure requirements in order to increase disclosure consistency, bifurcate income tax information by jurisdiction and remove information that is no longer beneficial. ASU 2023-09 is effective for annual periods beginning after December 15, 2024, and early adoption is permitted. Fund Management is evaluating the impacts of these changes on the Funds’ financial statements.

THE ADVISORS’ INNER CIRCLE FUND III

REDWHEEL FUNDS

SEPTEMBER 30, 2025

13. Subsequent Events:

The Funds have evaluated the need for additional disclosures and/or adjustments resulting from subsequent events through the date the financial statements were issued. Based on this evaluation, no additional disclosures and/or adjustments were required to the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III

REDWHEEL FUNDS

SEPTEMBER 30, 2025

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of The Advisors’ Inner Circle Fund III and Shareholders of Redwheel Global Emerging Equity Fund and Redwheel Next Generation Power Infrastructure Fund

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of each of the funds listed in the table below (two of the funds constituting The Advisors’ Inner Circle Fund III, hereafter collectively referred to as the "Funds") as of September 30, 2025, the related statements of operations and of changes in net assets for each of the periods indicated in the table below, including the related notes, and the financial highlights for each of the periods indicated in the table below (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds listed in the table below as of September 30, 2025, the results of each of their operations, the changes in each of their net assets, and each of the financial highlights for each of the periods indicated in the table below, in conformity with accounting principles generally accepted in the United States of America.

Redwheel Global Emerging Equity Fund (1)
Redwheel Next Generation Power Infrastructure Fund (2)

(1)	Statement of operations for the year ended September 30, 2025, statement of changes in net assets for each of the two years in the period ended September 30, 2025 and the financial highlights for each of the five years in the period ended September 30, 2025.

(2)	Statement of operations for the period December 1, 2024 through September 30, 2025 and for the year ended November 30, 2024, statement of changes in net assets for the period December 1, 2024 through September 30, 2025 and for the year ended November 30, 2024 and the financial highlights for the period December 1, 2024 through September 30, 2025 and for the year ended November 30, 2024. The financial statements of the Fund as of and for the year ended November 30, 2023 and the financial highlights for each of the periods ended on or prior to November 30, 2023 (not presented herein, other than the statement of changes in net assets and the financial highlights) were audited by other auditors whose report dated January 26, 2024 expressed an unqualified opinion on those financial statements and financial highlights.

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of September 30, 2025 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

THE ADVISORS’ INNER CIRCLE FUND III

REDWHEEL FUNDS

SEPTEMBER 30, 2025

/s/ PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

November 24, 2025

We have served as the auditor of one or more investment companies in the Redwheel Funds group of investment companies since 2016.

THE ADVISORS’ INNER CIRCLE FUND III

REDWHEEL FUNDS

SEPTEMBER 30, 2025

NOTICE TO SHAREHOLDERS (Unaudited)

For shareholders that do not have a September 30, 2025 tax year end, this notice is for informational purposes only. For shareholders with a September 30, 2025 tax year end, please consult your tax advisor as to the pertinence of this notice. For the fiscal period ended September 30, 2025, the Funds are designating the following items with regard to distributions paid during the period.

Return of Capital	Long-Term Capital Gain Distributions	Ordinary Income Distributions	Total Distributions	Dividends Qualifying for Corporate Dividend Receivable Deduction(1)	Qualifying Dividend Income(2)	U.S. Government Interest(3)	Foreign Investors Interest Related Dividends(4)	Qualified Short-Term Capital Gain(5)	Foreign Tax Credit(6)
Redwheel Global Emerging Equity Fund
0.00%	0.00%	100.00%	100.00%	0.00%	87.88%	0.00%	1.58%	0.00%	17.43%
Redwheel Next Generation Power Infrastructure Fund
11.34%	0.00%	88.66%	100.00%	47.19%	100.00%	0.00%	1.95%	0.00%	0.00%

(1)	Qualifying dividends represent dividends which qualify for the corporate dividends received deduction and is reflected as a percentage of ordinary Income distributions (the total of short-term capital gain and net investment income distributions).

(2)	The percentage in this column represents the amount of “Qualifying Dividend Income” as created by the Jobs and Growth Relief Reconciliation Act of 2003 and its reflected as a percentage of ordinary income distributions (the total of short-term capital gain and net investment income distributions). It is the intention of each of the aforementioned funds to designate the maximum amount permitted by law.

(3)	“U.S. Government Interest” represents the amount of interest that was derived from U.S. Government obligations and distributed during the fiscal year. This amount is reflected as a percentage of total ordinary income distributions (the total of short-term capital gain and net investment income distributions). Generally, interest from direct U.S. Government obligations is exempt from state income tax. However, for shareholders who are residents of California, Connecticut and New York, the statutory threshold requirements were not satisfied to permit exemption of these amounts from state income.

(4)	The percentage in this column represents the amount of “Interest Related Dividend” and is reflected as a percentage of ordinary income distribution. Interest related dividends is exempted from U.S. withholding tax when paid to foreign investors.

(5)	The percentage in this column represents the amount of “Qualifying Short-Term Capital Gain Dividend” as created by the American Jobs Creation Act of 2004 and is reflected as a percentage of short-term capital gain distributions that is exempt from U.S. withholding tax when paid to foreign investors.

(6)	The Redwheel Global Emerging Equity Fund intends to pass through a foreign tax credit to shareholders. For fiscal year ended 2025 the total amount of foreign source income is $1,982,342. The total amount of foreign tax paid is $535,113. Your allocable share of the foreign tax credit will be reported on Form 1099-DIV.

The information reported herein may differ from the information and distributions taxable to the shareholders for the calendar year ending December 31, 2025. Complete information will be computed and reported in conjunction with your 2025 Form 1099-DIV.

THE ADVISORS’ INNER CIRCLE FUND III

REDWHEEL FUNDS

SEPTEMBER 30, 2025

OTHER INFORMATION (FORM N-CSR ITEMS 8-11) (UNAUDITED)

Item 8. Changes in and Disagreements with Accountants for Open-End Management Investment Companies.

Not applicable.

Item 9. Proxy Disclosures for Open-End Management Investment Companies.

At a Special Meeting of Shareholders held on June 11, 2025, shareholders of the Advisors’ Inner Circle III Trust elected Trustees.

All Nominees receiving a plurality of the votes cast at the Meeting with respect to a Trust will be elected as Trustees of the Trust, provided that thirty-three and one third percent (33 1/3%) of the shares of the Trust entitled to vote are present in person or by proxy at the Meeting. The election of Trustees for one Trust is not contingent on the election of Trustees for the other Trust. With a plurality vote, the Nominees who receive the highest number of votes will be elected, even if they receive votes from less than a majority of the votes cast. Because the Nominees are running unopposed, assuming a quorum is present, all Nominees are expected to be elected as Trustees, as all Nominees who receive a single vote in his other favor will be elected, while votes not cast or votes to withhold (or abstentions) will have no effect on the election outcome.

Trustee	Votes For	Votes Withheld	Proposal Passed
Jon C. Hunt	1,662,873,478	5,330,326	Yes
Nichelle Maynard-Elliott	1,574,558,027	93,645,777	Yes
Jay C. Nadel	1,627,701,282	40,502,522	Yes
Randall S. Yanker	1,642,537,284	25,666,520	Yes
John G. Alshefski	1,647,431,408	20,772,396	Yes
Thomas P. Lemke	1,627,734,666	40,469,138	Yes

Item 10. Remuneration Paid to Directors, Officers, and Others of Open-End Management Investment Companies.

The remuneration paid by the company during the period covered by the report to the Trustees on the company’s Board of Trustees is disclosed within the Statement(s) of Operations of the financial statements (Item 7).

Item 11. Statement Regarding Basis for Approval of Investment Advisory Contract.

Pursuant to Section 15 of the Investment Company Act of 1940 (the “1940 Act”), the Fund’s advisory agreement (the “Agreement”) must be renewed at least annually after its initial two-year term: (i) by the vote of the Board of Trustees (the “Board” or the “Trustees”) of The Advisors’ Inner Circle Fund III (the “Trust”) or by a vote of a majority of the shareholders of the Fund; and (ii) by the vote of a majority of the Trustees who are not parties to the Agreement or “interested persons” of any party thereto, as defined in the 1940 Act (the “Independent Trustees”), cast in person at a meeting called for the purpose of voting on such renewal.

THE ADVISORS’ INNER CIRCLE FUND III

REDWHEEL FUNDS

SEPTEMBER 30, 2025

A Board meeting was held on September 10–11, 2025 to decide whether to renew the Agreement for an additional one-year term. In preparation for the meeting, the Trustees requested that the Adviser furnish information necessary to evaluate the terms of the Agreement. Prior to the meeting, the Independent Trustees of the Fund met to review and discuss the information provided and submitted a request for additional information to the Adviser, and information was provided in response to this request. The Trustees used this information, as well as other information that the Adviser and other service providers of the Fund presented or submitted to the Board at the meeting and other meetings held during the prior year, to help them decide whether to renew the Agreement for an additional year.

Specifically, the Board requested and received written materials from the Adviser and other service providers of the Fund regarding: (i) the nature, extent and quality of the Adviser’s services; (ii) the Adviser’s investment management personnel; (iii) the Adviser’s operations and financial condition; (iv) the Adviser’s brokerage practices (including any soft dollar arrangements) and investment strategies; (v) the Fund’s advisory fee paid to the Adviser and overall fees and operating expenses compared with a peer group of mutual funds; (vi) the level of the Adviser’s profitability from its relationship with the Fund, including both direct and indirect benefits accruing to the Adviser and its affiliates; (vii) the Adviser’s potential economies of scale; (viii) the Adviser’s compliance program, including a description of material compliance matters and material compliance violations; (ix) the Adviser’s policies on and compliance procedures for personal securities transactions; and (x) the Fund’s performance compared with a peer group of mutual funds and the Fund’s benchmark index.

Representatives from the Adviser, along with other Fund service providers, presented additional information and participated in question and answer sessions at the Board meeting to help the Trustees evaluate the Adviser’s services, fee and other aspects of the Agreement. The Independent Trustees received advice from independent counsel and met in executive sessions outside the presence of Fund management and the Adviser.

At the Board meeting, the Trustees, including all of the Independent Trustees, based on their evaluation of the information provided by the Adviser and other service providers of the Fund, renewed the Agreement. In considering the renewal of the Agreement, the Board considered various factors that they determined were relevant, including: (i) the nature, extent and quality of the services provided by the Adviser; (ii) the investment performance of the Fund and the Adviser; (iii) the costs of the services provided and profits realized by the Adviser from its relationship with the Fund, including both direct and indirect benefits accruing to the Adviser and its affiliates; (iv) the extent to which economies of scale are being realized by the Adviser; and (v) whether fee levels reflect such economies of scale for the benefit of Fund investors, as discussed in further detail below.

Nature, Extent and Quality of Services Provided by the Adviser

In considering the nature, extent and quality of the services provided by the Adviser, the Board reviewed the portfolio management services provided by the Adviser to the Fund, including the quality and continuity of the Adviser’s portfolio management personnel, the resources of the Adviser, and the Adviser’s compliance history and compliance program. The Trustees reviewed the terms of the Agreement. The Trustees also reviewed the Adviser’s investment and risk management approaches for the Fund. The most recent investment adviser registration form (“Form ADV”) for the Adviser was available to the Board, as was the response of the Adviser to a detailed series of questions which included, among other things, information about the investment advisory services provided by the Adviser to the Fund.

THE ADVISORS’ INNER CIRCLE FUND III

REDWHEEL FUNDS

SEPTEMBER 30, 2025

The Trustees also considered other services provided to the Fund by the Adviser such as selecting broker-dealers for executing portfolio transactions, monitoring adherence to the Fund’s investment restrictions, and monitoring compliance with various Fund policies and procedures and with applicable securities laws and regulations. Based on the factors above, as well as those discussed below, the Board concluded, within the context of its full deliberations, that the nature, extent and quality of the services provided to the Fund by the Adviser were sufficient to support renewal of the Agreement.

Investment Performance of the Fund and the Adviser

The Board was provided with regular reports regarding the Fund’s performance over various time periods. The Trustees also reviewed reports prepared by the Fund’s administrator comparing the Fund’s performance to its benchmark index and a peer group of mutual funds as classified by Lipper, an independent provider of investment company data, over various periods of time. Representatives from the Adviser provided information regarding and led discussions of factors impacting the performance of the Fund, outlining current market conditions and explaining their expectations and strategies for the future. The Trustees determined that the Fund’s performance was satisfactory, or, where the Fund’s performance was materially below its benchmark and/or peer group, the Trustees were satisfied by the reasons for the underperformance and/or the steps taken by the Adviser in an effort to improve the performance of the Fund. Based on this information, the Board concluded, within the context of its full deliberations, that the investment results that the Adviser had been able to achieve for the Fund were sufficient to support renewal of the Agreement.

Costs of Advisory Services, Profitability and Economies of Scale

In considering the advisory fee payable by the Fund to the Adviser, the Trustees reviewed, among other things, a report of the advisory fee paid to the Adviser. The Trustees also reviewed reports prepared by the Fund’s administrator comparing the Fund’s net and gross expense ratios and advisory fee to those paid by a peer group of mutual funds as classified by Lipper. The Trustees reviewed the management fees charged by the Adviser to other clients with comparable mandates. The Trustees considered any differences in management fees and took into account the respective demands, resources and complexity associated with the Fund and other client accounts as well as the extensive regulatory, compliance and tax regimes to which the Fund is subject. The Board concluded, within the context of its full deliberations, that the advisory fee was reasonable in light of the nature and quality of the services rendered by the Adviser.

The Trustees reviewed the costs of services provided by and the profits realized by the Adviser from its relationship with the Fund, including both direct benefits and indirect benefits, such as research and brokerage services received under soft dollar arrangements, accruing to the Adviser and its affiliates. The Trustees considered how the Adviser’s profitability was affected by factors such as its organizational structure and method for allocating expenses. The Trustees concluded that the profit margins of the Adviser with respect to the management of the Fund were not unreasonable. The Board also considered the Adviser’s commitment to managing the Fund and its willingness to continue its expense limitation and fee waiver arrangement with the Fund.

The Trustees considered the Adviser’s views relating to economies of scale in connection with the Fund as Fund assets grow and the extent to which the benefits of any such economies of scale are shared with the Fund and Fund shareholders. The Board considered the existence of any economies of scale and whether those were passed along to the Fund’s shareholders through a graduated advisory fee schedule or other means, including fee waivers. The Trustees recognized that economies of scale are difficult to identify and quantify and are rarely identifiable on a fund-by-fund basis. Based on this evaluation, the Board concluded that the advisory fee was reasonable in light of the information that was provided to the Trustees by the Adviser with respect to economies of scale.

THE ADVISORS’ INNER CIRCLE FUND III

REDWHEEL FUNDS

SEPTEMBER 30, 2025

Renewal of the Agreement

Based on the Board’s deliberations and its evaluation of the information described above and other factors and information it believed relevant in the exercise of its reasonable business judgment, the Board, including all of the Independent Trustees, with the assistance of Fund counsel and Independent Trustees’ counsel, unanimously concluded that the terms of the Agreement, including the fees payable thereunder, were fair and reasonable and agreed to renew the Agreement for another year. In its deliberations, the Board did not identify any absence of information as material to its decision, or any particular factor (or conclusion with respect thereto) or single piece of information that was all-important, controlling or determinative of its decision, but considered all of the factors together, and each Trustee may have attributed different weights to the various factors (and conclusions with respect thereto) and information.

Redwheel Global Emerging Equity Fund

P.O. Box 219009

Kansas City, MO 64121-9009

1-855-RWC-FUND

Redwheel Next Generation Power Infrastructure Fund

P.O. Box 219009

Kansas City, MO 64121-9009

1-855-RWC-FUND

Investment Advisers:

RWC Asset Advisors (US) LLC

2640 South Bayshore Drive, Suite 201

Miami, Florida 33133

RWC Asset Management LLP

Verde 4th Floor,

10 Bressenden Place,

London SW1E5DH, United Kingdom

Administrator:

SEI Investments Global Funds Services

One Freedom Valley Drive

Oaks, Pennsylvania 19456

Distributor:

SEI Investments Distribution Co.

One Freedom Valley Drive

Oaks, Pennsylvania 19456

Legal Counsel:

Morgan, Lewis & Bockius LLP

2222 Market Street

Philadelphia, Pennsylvania 19103

This information must be preceded or accompanied by a current prospectus for the Fund described.

RWC-AR-001-0900

Item 8. Changes in and Disagreements with Accountants for Open-End Management Investment Companies.

Included under Item 7.

Item 9. Proxy Disclosures for Open-End Management Investment Companies.

Included under Item 7.

Item 10. Remuneration Paid to Directors, Officers, and Others of Open-End Management Investment Companies.

Included under Item 7.

Item 11. Statement Regarding Basis for Approval of Investment Advisory Contract.

Included under Item 7.

Item 12. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end management investment companies.

Item 13. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end management investment companies.

Item 14. Purchases of Equity Securities by Closed-End Management Company and Affiliated Purchasers.

Not applicable to open-end management investment companies.

Item 15. Submission of Matters to a Vote of Security Holders.

There have been no changes to the procedures by which shareholders may recommend nominees to the Registrant's Board of Trustees during the period covered by this report.

Item 16. Controls and Procedures.

(a)       The Registrant's principal executive and principal financial officers, or persons performing similar functions, have concluded that the Registrant's disclosure controls and procedures, as defined in Rule 30a-3(c) under the Act (17 CFR § 270.30a-3(c)), as of a date within 90 days of the filing date of the report, are effective based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR § 270.30a-3(b)) and Rule 13a-15(b) or Rule 15d-15(b) under the Act (17 CFR § 240.13a-15(b) or § 240.15d-15(b)).

(b)       There has been no change in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR § 270.30a-3(d)) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 17. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable to open-end management investment companies.

Item 18. Recovery of Erroneously Awarded Compensation.

(a)       Not applicable.

(b)       Not applicable.

Item 19. Exhibits.

(a)(1) Code of Ethics attached hereto.

(a)(2) Not applicable.

(a)(3) A separate certification for the principal executive officer and the principal financial officer of the Registrant, as required by Rule 30a-2(a) under the Act (17 CFR § 270.30a-2(a)), are filed herewith.

(a)(4) Not applicable.

(a)(5) Not applicable.

(b)       Officer certifications, as required by Rule 30a-2(b) under the Act (17 CFR § 270.30a-2(b)), also accompany this filing as exhibits.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	The Advisors' Inner Circle Fund III

By (Signature and Title)	/s/ Michael Beattie
Michael Beattie
Principal Executive Officer
Date: December 5, 2025

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Michael Beattie
Michael Beattie
Principal Executive Officer
Date: December 5, 2025

By (Signature and Title)	/s/ Andrew Metzger
Andrew Metzger
Principal Financial Officer
Date: December 5, 2025